As filed with the Securities and Exchange Commission on December 27, 2002
                Investment Company Act File No. [811-applied for]



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------
                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)
       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              ---------------------
                               FLAGSTAFF FUNDS LLC
               --------------------------------------------------
               (Exact name of Registrant as specified in Charter)

                              55 Old Post Road, #2
                          Greenwich, Connecticut 06830
                    ----------------------------------------
                    (Address of principal executive offices)
       Registrant's Telephone Number, including Area Code: (203) 422-2045

                                Karl Barth, Esq.
                              55 Old Post Road, #2
                          Greenwich, Connecticut 06830
                     ---------------------------------------
                     (Name and address of agent for service)
                                    COPY TO:

                             Paul S. Schreiber, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                            New York, New York 10022
 ------------------------------------------------------------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Registrant's Interests are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the 1933 Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the 1933 Act and an "Eligible Investor" as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, Registrant's Interests.

PART A -- INFORMATION REQUIRED IN A PROSPECTUS
PART B -- INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the private placement memorandum that follows.

                               FLAGSTAFF FUNDS LLC
                              SUBJECT TO COMPLETION

                          PRIVATE PLACEMENT MEMORANDUM
                                December 27, 2002

                          FLAGSTAFF MARKET NEUTRAL FUND
                              ---------------------
                            MBL CAPITAL ADVISORS, LLC
                                     ADVISER


Flagstaff Market Neutral Fund (the "Fund") is the sole initial series of Flagstaff Funds LLC (the "Company"), a newly formed limited liability company registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end management investment company. The Fund's investment objective is to achieve long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. Current income is not an objective. The Fund will not operate as a multi-manager fund, but instead as a "fund of funds". The Investment Funds in which the Fund invests may pursue various investment strategies and are subject to special risks. See "TYPES OF INVESTMENT AND RELATED RISKS" and "OTHER RISKS" beginning on page ____.

This private placement memorandum ("Private Placement Memorandum") applies to the offering of limited liability company interests in the Fund. The Interests will be offered during an initial offering period at the initial offering price, and in a continuous offering thereafter at net asset value, as described herein.

The minimum initial investment required to purchase an Interest in the Fund is $1,000,000, subject to waiver. The proceeds of the initial offering will be received by the Fund and invested pursuant to the Fund's investment policies. __________ acts as the escrow agent (the "Escrow Agent") for the purpose of receiving payments from potential investors in the Fund. The Escrow Agent will establish an account in the name of Flagstaff Market Neutral Fund Escrow Account for the benefit of investors (the "Subscription Account") and an account in the name of Flagstaff Market Neutral Fund Repurchase Account (the "Repurchase Account" and together with the Subscription Account, the "Accounts"). The Escrow Agent will promptly deposit in the Subscription Account checks remitted by potential investors and made payable to the Fund. Potential investors also may deposit monies in the Subscription Account by wire transfer pursuant to instructions provided to them by the Fund. Balances on deposit in the Subscription Account will earn interest at prevailing market rates pursuant to arrangements approved by the Fund. The proceeds of the initial offering will be invested as soon as practicable, consistent with market conditions, after receipt of the proceeds by the Fund.

If you purchase Interests in the Fund, you will become bound by the terms and conditions of the Company's limited liability company agreement ("LLC Agreement"). A copy of the LLC Agreement is attached as an appendix to this Private Placement Memorandum. The Interests will not be listed on any securities exchange and it is not anticipated that a secondary market for the Interests will develop. Although the Fund may offer to repurchase Interests from time to time, Interests will not be redeemable at a Member's option nor will they be exchangeable for interests or shares of any other fund, because the Fund is a closed-end investment company. As a result, a person who has purchased an Interest (a "Member") may not be able to sell or otherwise liquidate the Interest. See "OTHER RISKS"; "REDEMPTIONS, REPURCHASES AND TRANSFERS OF INTERESTS." The Interests are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

This Private Placement Memorandum provides the information that you should know about the Fund before investing. You are advised to read this Private Placement Memorandum carefully and to retain it for future reference.

The date of this Private Placement Memorandum is December 27, 2002.



                                TO ALL INVESTORS


IN MAKING AN INVESTMENT DECISION, AN INVESTOR MUST RELY UPON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, OF ACQUIRING THE SECURITIES OF THE COMPANY DESCRIBED IN THIS PRIVATE PLACEMENT MEMORANDUM. THE INTERESTS HAVE NOT BEEN REGISTERED WITH, OR APPROVED OR DISAPPROVED BY, THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY OTHER U.S. FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY

OR ADEQUACY OF THIS PRIVATE PLACEMENT MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE INTERESTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INTERESTS OFFERED IN THIS PRIVATE PLACEMENT MEMORANDUM HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE " 1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. THE OFFERING CONTEMPLATED BY THIS PRIVATE PLACEMENT MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT FOR OFFERS AND SALES OF SECURITIES THAT DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

THIS PRIVATE PLACEMENT MEMORANDUM WILL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR WILL ANY SALE OF INTERESTS BE MADE IN ANY JURISDICTION IN WHICH THE OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE THE OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUND THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM.

THIS PRIVATE PLACEMENT MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE INTERESTS AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISORS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT). THIS PRIVATE PLACEMENT MEMORANDUM IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE LLC AGREEMENT ITSELF.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PRIVATE PLACEMENT MEMORANDUM AS LEGAL, TAX, OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN PROFESSIONAL ADVISORS AS TO THE LEGAL, TAX, FINANCIAL, OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND.

THE INTERESTS ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS IN TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LLC AGREEMENT OF THE COMPANY, THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION FROM THESE PROVISIONS.

                                TABLE OF CONTENTS



PRIVATE PLACEMENT MEMORANDUM SYNOPSIS........................................i
SUMMARY OF FUND EXPENSES.....................................................1
THE COMPANY..................................................................3
USE OF PROCEEDS..............................................................3
STRUCTURE....................................................................3
INVESTMENT PROGRAM...........................................................3
TYPES OF INVESTMENTS AND RELATED RISKS.......................................9
OTHER RISKS.................................................................17
LIMITS OF RISK DISCLOSURES..................................................19
INVESTMENT POLICIES AND RESTRICTIONS........................................19
MANAGEMENT OF THE COMPANY...................................................20
THE ADVISER.................................................................22
VOTING......................................................................24
ADMINISTRATOR...............................................................24
BROKERAGE...................................................................25
CUSTODIAN AND ESCROW AGENT..................................................26
FEES AND EXPENSES...........................................................26
NET ASSET VALUE.............................................................28
CAPITAL ACCOUNTS AND ALLOCATIONS............................................31
CONFLICTS OF INTEREST.......................................................32
SUBSCRIPTIONS FOR INTERESTS.................................................35
REDEMPTIONS, REPURCHASES AND TRANSFERS OF INTERESTS.........................36
TAXATION....................................................................38
ERISA CONSIDERATIONS........................................................48
PRIVACY NOTICE FOR INDIVIDUAL INVESTORS.....................................49
ADDITIONAL INFORMATION REGARDING THE LLC AGREEMENT..........................49
TERM, DISSOLUTION AND LIQUIDATION...........................................50
REPORTS TO MEMBERS..........................................................50
FISCAL YEAR.................................................................50
ACCOUNTANTS AND LEGAL COUNSEL...............................................51
INQUIRIES...................................................................51

                      PRIVATE PLACEMENT MEMORANDUM SYNOPSIS



THE COMPANY         The  Flagstaff  Market  Neutral Fund (the "Fund") is
                    the  sole  initial  series  of  Flagstaff   Funds  LLC  (the
                    "Company"),   a  newly  formed  limited   liability  company
                    registered  under the  Investment  Company  Act of 1940,  as amended ("1940 Act"), as a closed-end  management investment company.  Like an unregistered  private investment fund, the
                    Fund  will  offer  and sell its  limited  liability  company interests (the  "Interests") in large minimum  denominations to high net worth  individual  and  institutional  investors
                    ("Investors")  and  will  restrict  transferability  of  the
                    Interests. Unlike many private investment funds, the Company has  registered  under  the 1940 Act,  enabling  the Fund to offer the Interests without limiting the number of Investors who can participate in its investment  program.  MBL Capital
                    Advisors,  LLC, a Connecticut  limited liability company and
                    an  investment   adviser  registered  under  the  Investment
                    Advisers Act of 1940, as amended (the "Advisers Act"), will serve as the Fund's Adviser (the "Adviser"). Investors who purchase Interests in the offering, and other persons who acquire Interests and are admitted to the Fund by its Board of Directors (individually, a "Director" and collectively, the "Board of Directors" or the "Board") will become members of the Fund ("Members").

INVESTMENT PROGRAM  The  Fund's   investment   objective   is  to  seek
                    long-term capital appreciation  consistent with preservation of capital  while  attempting to generate  positive  returns over  various  market  cycles.  Current  income  is  not  an objective.  No  assurance  can be given  that the Fund  will achieve its investment objective.  The Fund will not operate as a  multi-manager  fund, but instead as a "fund of funds".
                    The  Fund  seeks  to  achieve  its  objective  by  investing substantially all of its assets in the securities of private
                    investment   funds  that  the   Adviser   considers   to  be
                    appropriate components of a "Market Neutral" investment strategy (each, an "Investment Fund").

                    A "Market Neutral" investment strategy refers to a broad class of investment strategies that seek performance that is not correlated with the performance of major equity and debt market indices. These strategies include, among other things: statistical arbitrage, fundamental equity arbitrage, fixed-income arbitrage, convertible bond arbitrage, corporate event arbitrage, options or index arbitrage, distressed securities investing and systematic futures strategies.

                    The Adviser's Market Neutral strategy emphasizes investing with managers applying Market Neutral investment strategies ("Underlying Managers") who (i) attempt to hedge exposure to market risk and various other perceived risks that the Underlying Manager is unable to quantify (that is, to form an opinion as to likelihood or direction), while taking perceived risks that the Underlying Manager is able to quantify, and (ii) seek to make profit by capitalizing on various inefficiencies in the marketplace rather than by focusing solely on the performance of a particular benchmark.

                    Under normal market conditions, at least 80% of the Fund's net assets will be allocated to Underlying Managers that pursue Market Neutral investment strategies.

                    The Underlying Managers are carefully selected and monitored by the Adviser's team of investment professionals. The Adviser intends to actively manage the portfolio of Investment Funds, meaning it will add and remove Investment Funds and adjust the allocation to the Investment Funds managed by the Underlying Managers as it sees fit, based on the identity of the Underlying Managers, and, if applicable, the performance of the Investment Funds.

                    The Underlying Managers selected by the Adviser generally conduct their investment programs through private investment funds not registered under the 1940 Act that have other investors in addition to the Fund. Funds not registered under the 1940 Act typically provide greater flexibility than traditional registered investment companies, such as mutual funds, as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. In addition to investments in Investment Funds, the Fund may allocate assets directly to Underlying Managers either in the form of a directly managed account or through the creation of a special purpose investment vehicle in which the Fund may be the sole investor. Underlying Managers to whom managed account or special purpose investment vehicle allocations are made are referred to in this Private Placement Memorandum as "Direct Allocation Underlying Managers".

                    For purposes of the Fund's investment restrictions and investment limitations under the 1940 Act, the Fund will "look through" to the underlying investments of any managed accounts or special purpose investment vehicles it creates for the specific purpose of facilitating management of the Fund's assets by a Direct Allocation Underlying Manager (as opposed to Investment Funds formed and managed by third parties). Other Investment Funds in which the Fund invests, however, are not subject to the Fund's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

 POTENTIAL BENEFITS The Fund will offer not only the benefits associated with INVESTING IN THE the Underlying Managers' individual investment strategies,
 COMPANY            but also the potential for diversification by allocating its assets among a portfolio of Underlying Managers. The Adviser expects that by allocating  the Fund's assets for investment among multiple Underlying Managers,  the Fund may reduce the volatility  inherent in a direct  investment with any single
                    Underlying  Manager.  An  investment in the Fund will enable investors  to  have  their  assets  managed  by a  group  of
                    Underlying   Managers  whose  services   generally  are  not
                    available to the general investing public,  whose investment funds may be closed  from time to time to new  investors  or who otherwise may place  restrictions on the number and type of persons  whose money they will manage.  An  investment in the Fund also will enable  investors  to invest with a cross section of Underlying  Managers without being subject to the
                    high  minimum   investment   requirements   that  Underlying
                    Managers typically impose on investors.

 ERISA AND TAX-     Investors  subject  to the  Employee
 EXEMPT ENTITY      Retirement   Income   Security  Act  of  1974,   as  amended
 CONSIDERATIONS     ("ERISA"),   and  other   tax-exempt   entities   (each,   a
                    "tax-exempt entity") may purchase Interests in the Fund. The assets of the Fund will not be "plan assets" for purposes of the fiduciary responsibility rules contained in ERISA, and the prohibited transaction rules contained in ERISA and
                    Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). See "ERISA CONSIDERATIONS".

                    Underlying Managers may utilize leverage in connection with their investment or trading activities with the result that a tax-exempt entity that is a Member may incur income tax liability with respect to its share of the net profits derived from these leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income" within the meaning of the Code. The Fund will provide to tax-exempt entities that are Members accounting information as is available to the Fund to assist the Members in reporting unrelated business taxable income for income tax purposes. Investment in the Fund by tax-exempt entities requires special consideration, and trustees or administrators of these entities are urged to review carefully the matters discussed in this Private Placement Memorandum and to consult their legal, tax and accounting advisors with respect to their consideration of an investment in the Fund. See "TAXATION".

RISK FACTORS        An investment in the Fund involves substantial risks
                    and special considerations, including the following:

                              o Investing in the Fund can result in a loss of capital invested;

                              o  Various  risks are  associated  with the
                                 securities  and  other   instruments  in
                                 which Underlying Managers may invest and the specialized investment techniques they may use;

                              o  The  Fund  is,  and  certain  Investment
                                 Funds may be, newly formed and have no operating histories;

                              o  Interests  are  subject  to  substantial
                                 restrictions   on   transfer   and  have
                                 limited liquidity;

                              o The Fund is a non-diversified fund and invests in Investment Funds that may not have diversified investment portfolios and may, in some cases, concentrate their investments in a single industry or group of related industries;

                              o Underlying Managers will charge the Fund asset-based fees and typically will also be entitled to receive performance-based allocations. These are in addition to the performance fees imposed by the Fund;

                              o  Performance-based allocations may create
                                 incentives for the  Underlying  Managers
                                 or   the    Adviser    to   make   risky
                                 investments.

                              o  The Adviser and Underlying  Managers may
                                 have  conflicts of interest.  Underlying
                                 Managers may, in pursuing  independently
                                 of   one   another   their    respective
                                 investment objectives, effect offsetting transactions, which could result in the Fund bearing transactional costs without obtaining any benefit.

                              See "TYPES OF INVESTMENTS AND RELATED RISKS".

                              Each investment strategy to which the Fund allocates capital will involve a different set of complex risks, and these principal risks as currently anticipated are detailed in the body of
                              this  Private  Placement   Memorandum.

BOARD OF DIRECTORS  The  Company's  Board of Directors has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations. The Board of Directors will carry out its oversight obligations as may be required by the 1940 Act, state law, or other applicable laws or regulations. As used herein, the term "Director" is synonymous with the term "manager" within the meaning of the Delaware Limited Liability Company Act. Each Member will be deemed to have voted for the election of each initial Director. Any vacancy on the Board of Directors may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by the Members. A majority of the Directors are not "interested persons" (as defined by the 1940 Act) of the Company or the Adviser. See "MANAGEMENT OF THE FUND" and "VOTING".

THE ADVISER         MBL  Capital  Advisors,  LLC,  a limited  liability
                    company formed under the laws of the State of Connecticut and registered as an investment adviser under the Advisers
                    Act,  serves as  investment  adviser  to the Fund.  See "THE
                    ADVISER".

ADMINISTRATOR       The Fund has retained ________ (the  "Administrator") to
                    serve as the Fund's administrator and to provide certain administrative, accounting and investor services to the Fund. Fees payable to the Administrator for these services, and reimbursement for the Administrator's out-of-pocket expenses, will be paid by the Fund. See "ADMINISTRATOR" and "FEES AND EXPENSES".

CUSTODIAN AND       The Fund has retained  ________ (in such  capacity,  the
ESCROW AGENT        "Custodian")  to provide certain  custodial  services to the
                    Fund and as escrow agent (the "Escrow Agent") with respect to subscription monies received from prospective investors.
                    Fees payable to the Custodian and the Escrow Agent for these services, and reimbursement for the Custodian's and the Escrow Agent's out-of-pocket expenses, will be paid by the Fund. See "FEES AND EXPENSES".

FEES AND EXPENSES   The  Adviser  will  bear all of its own costs
                    incurred in providing  investment  advisory  services to the
                    Fund,  including  travel and other  expenses  related to the selection and monitoring of Underlying Managers. The Adviser also will  provide,  or will  arrange  at its  expense,  for
                    certain  management  and   administrative   services  to  be
                    provided   to  the  Fund  that  are  not   provided  by  the
                    Administrator, Custodian or other administrative service providers. The Fund will bear all of its ordinary operating expenses.

                    The Fund's organizational expenses are estimated at $__________ and will initially be borne by the Adviser. The Adviser anticipates requesting reimbursement of these expenses from the Fund over sixty months. (However, should the Fund liquidate prior to full reimbursement to the Adviser of these costs, neither the Fund nor its Members will be liable for any such costs then remaining.)

                    In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser a monthly fee of 1/12 of 1.25% (1.25% on an annualized basis) of the Fund's net assets (the "Management Fee"). The Management Fee will be an expense out of the Fund's assets.

                    In addition to the Management Fee, the Adviser will be entitled to receive a Performance Fee for each calendar quarter equal to 5% (calculated on an annualized basis) of the excess, if any, of the net profits allocated to each Member's capital account for the calendar quarter less any net losses so allocated for such calendar quarter, reduced, if necessary so that after giving effect to such reduction, such Member's capital account will have been allocated a preferred internal rate of return of 5% (calculated on an annualized basis) for such quarter (the "Hurdle Rate"). The Hurdle Rate is not cumulative and "resets" for each quarterly period at the beginning of the period. The amount of any Performance Fee that may be deducted from a Member's capital account for a given calendar quarter will be adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member for that period. For example, a Member's initial Performance Fee will be calculated with respect to the period beginning with the Member's Initial Investment and ending with the first calendar quarter end thereafter. Similarly, Performance Fees assessed against amounts transferred or repurchased will be assessed as of the transfer or repurchase date.

                    If at the end of any calendar quarter, net losses allocated to a Member's capital account exceed net profits allocated to that account, a "Loss Carryforward Amount" in the amount of such excess will be established for the capital account of that Member. A Loss Carryforward Amount established in respect of a particular calendar quarter is aggregated with any still-existing Loss Carryforward Amounts established in prior calendar quarters, and no Performance Fee will be deducted from a Member's capital account until subsequent profits allocated to that account reduce such Member's Loss Carryforward Amount(s) to (but not below) zero. Any Loss Carryforward Amount attributable to a Member's capital account will be reduced on a proportional basis in respect of any repurchase by the Fund of a portion of a Member's Interest.

NET ASSET VALUE     The Company  will  compute the Fund's net asset
                    value as of the last business day of each month within 10 business days of the last day of the month. In determining the Fund's net asset value, the Company will value the investments of the Fund as of such month-end.

ALLOCATION OF       The net  profits  or net  losses of the Fund  (including,
PROFIT AND LOSS     without  limitation,  net realized  gain or loss and the net
                    change  in  unrealized   appreciation   or  depreciation  of
                    securities positions) will be allocated among and credited to or debited against the capital accounts of all Members at the end of each fiscal period (generally, a calendar month) in accordance with the Members' "investment percentages" for that period. A Member's investment percentage will be determined by dividing as of the start of the period the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members. The amount of net profits, if any, allocated to a Member may be reduced by the Member's share of the Adviser's Performance Fee. See
                    "CAPITAL  ACCOUNTS  AND  ALLOCATIONS  -  Allocation  of  Net
                    Profits  and  Net  Losses".

OFFERING            The minimum  initial  investment in the Fund is  $1,000,000.
                    The minimum additional investment in the Fund that will be accepted from existing Members is $500,000. The minimum initial and additional investments may be reduced by the Board of Directors with respect to individual investors or classes of investors (as, for example, with respect to officers and employees of the Fund, the Adviser, Fund service providers or their affiliates). The Fund may, in the discretion of the Board of Directors, repurchase all of the Interests of a Member if the Member's capital account balance in the Fund, as a result of repurchase or transfer requests by the Member, is less than $1,000,000.

ELIGIBILITY         Each  prospective  investor will be required to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act and a "qualified client" within the meaning of Rule 205-3 under the Advisers
                    Act.

                    Investors who are "accredited investors" as defined in Regulation D and "qualified clients" within the meaning of Rule 205-3 are referred to in this Private Placement
                    Memorandum as "Eligible Investors." Existing Members subscribing for additional Interests will be required to qualify as "Eligible Investors" at the time of the additional subscription. The qualifications required to invest in the Fund will appear in a subscription agreement
                    that  must  be  completed  by  each  prospective   investor.


TRANSFER            An Interest  (or portion of the  Interest)  held by a Member
RESTRICTIONS        may be  transferred  only (1) by operation of law due to the death, divorce, bankruptcy, insolvency or dissolution of the Member or (2) under certain limited circumstances, with the prior written consent of the Board of Directors (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).
                    Transferees will not become substituted Members without the consent of the Directors in their sole discretion.

CLOSING DATE        February 1, 2003, subject to extension by the Directors
                    in their  sole  discretion  for a  period  of up to 90 days.

WITHDRAWALS AND     No Member will have the right to require the Fund to redeem
REPURCHASES OF      its Interest (or portion of the Interest).  Repurchases
INTERESTS BY        will be made at such times and on such terms as may be
THE COMPANY         determined by the Board of Directors, in its sole
                    discretion. The Directors anticipate that they will cause the Fund to make repurchase offers semi-annually, beginning on or about December 31, 2003. Each such repurchase offer generally will apply to 5-25% of the Fund's net assets. The
                    Fund has the right to repurchase an Interest from a Member without the consent of that Member under certain circumstances. See "REDEMPTIONS, REPURCHASES AND TRANSFERS
                    OF INTERESTS".

TAXATION The Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. The Fund should not be subject to U.S. federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss. If the Fund was determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund generally would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. See "TAXATION".

REPORTS TO MEMBERS  The Fund will  furnish  to  Members  as soon as practicable after the end of each taxable year information as is required by law to assist the Members in preparing their tax returns. An Underlying Manager's delay in providing this information could delay the Fund's preparation of tax information for investors, which likely would require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Fund's annual report. The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations during each quarter. See "REPORTS TO MEMBERS".

TERM The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.

FISCAL YEAR         For accounting purposes,  the Fund's fiscal year is the
                    12-month period ending on December 31. The first fiscal year of the Fund will commence on the Closing Date and will end on December 31, 2003. The 12-month period ending December 31 of each year will be the taxable year of the Fund.

AUDITORS            [ ] has been retained as independent auditors of the Fund.

                            SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Members can expect to bear directly or indirectly.

ANNUAL EXPENSES (as a percentage of the Fund's net assets)


       MEMBER TRANSACTION FEES
          Maximum placement fee (percentage of purchase amount)         0%
          Maximum repurchase fee (percentage of repurchase grant)       0%
       ANNUAL EXPENSES (as a percentage of net assets)
          Management Fee(1)                                             1.25%
          Administrative Fee                                            0.15%(2)
          Other Expenses(3)                                             [  ]%
       Total Annual Expenses (other than interest expense)(4)           [  ]%

----------------------------

(1) In addition to the Management Fee, the Adviser will be entitled to receive a Performance Fee for each calendar quarter equal to 5% of the excess, if any, of the net profits allocated to each Member's capital account for the calendar quarter less any net losses so allocated for such calendar quarter above the Hurdle Rate. The amount of any Performance Fee that may be deducted from a Member's capital account for a given calendar quarter will be adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member for that period. If at the end of any calendar quarter net losses allocated to a Member's capital account exceed net profits allocated to that account, a "Loss Carryforward Amount" in the amount of such excess will be established for the capital account of that Member. A Loss Carryforward Amount established in respect of a particular calendar quarter is aggregated with any still-existing Loss Carryforward Amounts established in prior calendar quarters.

(2) In consideration of the administrative services provided by the Administrator to the Fund, the Fund will pay the Administrator a monthly administration fee at an annual rate of 0.15% (or 15 basis points) of the first $200 million of the Fund's net assets, 0.10% (or 10 basis points) of the Fund's net assets over $200 million through $400 million, and 0.05% (or 5 basis points) of the Fund's assets above $400 million.

(3) "Other expenses" is an estimate based on anticipated contributions to the Fund and anticipated expenses for the first year of the Fund's operations, and includes professional fees and other expenses that the Fund will bear directly, including the administrative, custody, accounting, investor servicing and fees payable to the Administrator, the Custodian and the Escrow Agent and related expenses, but does not include organization expenses and initial offering costs.

(4) Investors also indirectly bear a portion of the asset-based fees, performance or incentive allocations and other expenses borne by the Fund as an investor in the Investment Funds or special purpose investment vehicles. These indirect fees and expenses are not ascertainable at this time and are not reflected in this chart or the expense example below.

The purpose of the table above is to assist prospective investors in understanding the various costs and expenses Members will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see "FEES AND EXPENSES."

EXAMPLE

You would pay the following fees and expenses on a $1,000,000 investment, assuming a 5% annual return:

1 year        3 years           5 years            10 years
------        -------           -------            --------
$[   ]        $[   ]            $[   ]             $[   ]
  ---           ---               ---                ---
-----------------------

The Example is based on the fees and expenses set forth above, including the Performance Fee, and should not be considered a representation of future expenses. In the Example, the amount of the Performance Fee is assumed to be zero because the Hurdle Rate referenced in note (1) above would generally prevent its application at the hypothetical 5% rate of return. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase the asset-based fees paid by the Fund, namely the Management Fee and the Administrative Fee, as well as the effect of the Performance Fee.

                                   THE COMPANY

The Company, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a limited liability company under the laws of Delaware on December 23, 2002 and has no operating history. The Fund's principal office is located at 55 Old Post Road, #2, Greenwich, Connecticut 06830. Investment advisory services are provided to the Fund by the Adviser, MBL Capital Advisors, LLC, a limited liability company organized under Connecticut law, pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Fund's investment program and its management and operation is vested in the individuals who serve on the Board of Directors. See "MANAGEMENT OF THE FUND". Investors who acquire Interests in the Fund in the offering being made hereby will become Members of the Fund.

                                 USE OF PROCEEDS

The proceeds from the sale of Interests, net of the Fund's fees and expenses, will be invested by the Fund to pursue its investment program and objectives as soon as practicable, consistent with market conditions, after receipt of the proceeds by the Fund.

                                    STRUCTURE

The Fund, as the sole initial series of the Company, is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a "private investment fund", with those of a closed-end registered investment company. Private investment funds are commingled asset pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which in the United States are typically structured as limited partnerships, are usually compensated through asset-based fees and incentive-based allocations. Closed-end registered investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies and generally are managed more conservatively than most private investment funds. The advisers to closed-end investment companies are typically compensated through asset-based (but not performance or incentive-based) fees.

The Fund shares a number of key elements with private investment funds. The portfolios of the Investment Funds may be actively managed and Interests will be sold in relatively large minimum denominations in private placements solely to high net worth individual and institutional investors. In addition, the managers of the Investment Funds and the Adviser will typically be entitled to receive performance or incentive-based compensation. Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Interests without limiting the number of investors that can participate in its investment program. The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in a sophisticated investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of investors faced by many of those funds.

                               INVESTMENT PROGRAM

Investment Objective and Policies

The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. Current income is not an objective. No assurance can be given that the Fund will achieve its investment objective. As described below, the Fund is a "fund of funds" and generally seeks to achieve its investment objective through investing in Investment Funds that pursue a variety of "Market Neutral" investment strategies.

The investment objective of the Fund is fundamental and may not be changed without a vote of the majority of the Fund's outstanding voting securities. The Fund has also adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities.

Some of the strategies to which the Fund's assets will be allocated include: statistical arbitrage, fundamental equity arbitrage, fixed-income arbitrage, convertible bond arbitrage, corporate event arbitrage, options or index arbitrage, distressed securities investing and systematic futures strategies. The managers of these investment strategies are carefully selected and monitored by the Adviser's team of investment professionals. The Underlying Managers selected by the Adviser typically will have the flexibility to employ a variety of investment strategies using a board range of financial instruments and asset classes. The Adviser will actively manage this portfolio and will add and remove Underlying Managers and adjust the allocation to Underlying Managers as it sees fit in order to better enable the portfolio to achieve its return and risk targets. Although the Adviser normally does not expect to do so, the Fund may also seek to gain investment exposure to certain Underlying Managers through limited use of derivative transactions, such as total return swaps, options and futures. See "TYPES OF INVESTMENTS AND RELATED RISKS - Investment Related Risks
- Swap Agreements".

Investment Strategy

The Adviser's "Market Neutral" strategy emphasizes Underlying Managers who (i) attempt to hedge exposure to market risk and various other perceived risks that an Underlying Manager is unable to quantify (that is, to form an opinion as to likelihood or direction), while taking perceived risks the Underlying Manager is able to quantify, and (ii) seek to make profit by capitalizing on various inefficiencies in the marketplace rather than by focusing solely on the performance of a particular benchmark. Most Market Neutral strategies aim to achieve superior risk-adjusted returns with less reliance upon the orientation of global capital markets, primarily through specific security selection and timing decisions. Historically, the correlation of returns of Market Neutral strategies has been low in comparison with major equity and debt market indices. A traditional (i.e., long only) investment strategy, when complemented by a varied selection of Market Neutral strategies, may result in increased diversification and reduced volatility of overall returns over a long-term investment period, to the benefit of investors.

Subject to the ultimate authority of the Fund's Board of Directors, the Adviser's team of investment professionals will be responsible for the various aspects of the investment process, including fund identification and evaluation, portfolio construction, portfolio management, risk management and ongoing monitoring of investments.

The Adviser will endeavor to allocate the Fund's investment portfolio to a variety of Investment Funds and strategies to limit the negative impact that lower than expected returns by any single fund or strategy may have on the risk and return targets of the overall portfolio. To minimize the risk of insufficient diversification, the Adviser will not allocate more than 25% of the Fund's assets to any single Investment Fund with a Market Neutral investment strategy. This limit is measured at the time of investment and may be exceeded as a result of relative outperformance of an Investment Fund or strategy. The Adviser may or may not adjust the portfolio allocations in such event.

Pursuant to the requirements of the 1940 Act, the Fund will limit its investment in any one Investment Fund to less than 5% of the Investment Fund's voting securities, absent any amendments to the 1940 Act or any SEC order (or assurances from the SEC staff) permitting investments constituting a greater percentage of such securities. However, to permit the investment of more of its assets in an Investment Fund deemed attractive by the Adviser, the Fund may purchase non-voting securities of Investment Funds or contractually forgo its voting rights, on a case-by-case basis, by expressly waiving such rights in the appropriate documentation required to effect purchases of securities in the Investments Funds.

The Adviser will engage in an ongoing analysis of each of the Investment Funds in an effort to monitor its strategies and operations. The Adviser may dispose of the Fund's holdings in Investment Funds that it believes are unjustifiably operating outside the scope of their objectives or investment skills, or that are otherwise failing to meet expectations.

Funds not registered under the 1940 Act typically provide greater flexibility than traditional registered investment companies, such as mutual funds, as to the types of securities the unregistered funds hold, the types of trading strategies they use, and in some cases, the amount of leverage they use. The Underlying Managers utilized by the Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Underlying Managers will primarily invest and trade in equity and debt securities (domestic and non-U.S.), they may also invest and trade (including for hedging purposes) in a wide range of other investments, including but not limited to equity-related instruments, debt-related instruments, currencies, options, financial futures, and commodity futures and forwards, subject to certain limitations described elsewhere in this Private Placement Memorandum. The Underlying Managers may also sell securities short and use a wide range of other investment techniques. The Underlying Managers are generally not limited to investing in any particular segment of the market, for example, with respect to geographic region or capitalization or to any particular investment discipline, for example, value, growth, bottom-up or top-down analysis. The use of certain of these techniques may be an integral part of the investment program of an Underlying Manager, and involves certain risks. The Underlying Managers may use leverage, which also entails risk. See "TYPES OF INVESTMENTS AND RELATED RISKS".

For purposes of the Fund's investment restrictions and investment limitations under the 1940 Act, the Fund will "look through" to the underlying investments of special purpose investment vehicles it creates for the specific purpose of facilitating management of the Fund's assets by Direct Allocation Underlying Managers (as opposed to Investment Funds formed and managed by third parties and held by multiple investors). Other Investment Funds in which the Fund invests, however, are not subject to the Fund's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act. The Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold cash or other cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Interests or for other purposes.

Underlying Managers have full discretion, without the Fund's input, to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents of the Investment Funds. As noted above, Investment Funds may invest in a wide range of securities and other financial instruments and use a broad array of investment techniques for hedging and non-hedging purposes. An Investment Fund may, among other things:

      o make substantial investments in bonds or other fixed income securities of the U.S. Government and of domestic and non-U.S. issuers or make investments in stocks or other equity securities of domestic and non-U.S. issuers;

      o make substantial hedged investments in bonds or other fixed-income securities of the United States Government and of domestic and non-U.S. issuers or make hedged investments in stocks or other equity securities of domestic and non-U.S. issuers;

      o engage in hedging in related equity, convertible and debt securities;

      o         engage  in  risk   arbitrage   involving   the  purchase  of
                securities of companies in bankruptcy;

      o invest in instruments of failing companies or companies in bankruptcy;

      o         engage in strategic block investing;

      o utilize short sales and leverage, repurchase agreements and options;

      o         invest with asset  allocators  that utilize a variety of the strategies delineated above; and

      o effect transactions in foreign exchange, commodities and futures contracts (and, when available, options on those instruments), subject to certain limitations described elsewhere in this Private Placement Memorandum.

The strategies employed by the Underlying Managers on behalf of their respective Investment Funds and the types of Investment Funds in which the Fund may invest may include, but may not be limited to, those described below. it is anticipated that the investment strategies described below will represent the primary strategies of the Underlying Managers selected by the Adviser, but the Adviser will not be limited in the types of strategies that it may select or the types of investment activities in which the Underlying Managers may engage. The following are illustrative of the various primary strategies and investment activities employed by Underlying Managers to Investment Funds that the Adviser may select for investment by the Fund. It is important to note that the strategies described below have many different forms and not all Investment Funds pursuing these strategies have similar goals, methodologies or outcomes.

1. Convertible Bond Arbitrage: Investment Funds pursuing convertible bond arbitrage strategies generally attempt to profit from anomalous price differences between a convertible bond and the corresponding stock. Convertible bond arbitrage funds typically buy a relatively underpriced convertible bond and sell short the relatively overpriced corresponding common stock in an attempt to profit from the perceived price difference while at the same time mitigating exposure to changes in the price of the corresponding common stock caused by changes in the broader equity markets. In addition, convertible bond arbitrage funds may seek to mitigate exposure to the risk of changing interest rates and the risk that the issuer of the convertible bond may be unable or unwilling to pay its debts. Convertible bond arbitrage funds generally seek to have relatively low correlation to major market indices.

2. Statistical Arbitrage: Investment Funds pursuing statistical arbitrage strategies generally attempt to profit from anomalous price differences between related equities and seek to have little or no net exposure to major equity indices. Such Investment Funds use a stock selection process that is driven primarily by statistical or technical indicators. Statistical arbitrage funds may engage in "pairs-trading", where each trade is long one company and short a similar company. Statistical arbitrage funds may also seek to construct diversified portfolios of long and short positions to mitigate exposure to risk factors including those common to the market as a whole, those common to a sector of the market and those particular to a company due to its capital structure. Statistical arbitrage funds generally seek to have relatively low correlation to major market indices.

3. Fundamental Equity Arbitrage: Investment Funds pursuing fundamental equity arbitrage strategies generally attempt to profit from anomalous price differences between related equities while taking little or no net exposure to major equity indices. Fundamental equity arbitrageurs focus on a company's balance sheets and income statements rather than historical stock prices and trade volumes to forecast future movements in stock price. Fundamental equity arbitrage funds often focus on just one sector of the market where a manager, known as a sector specialist, may have expertise. Fundamental equity arbitrage funds may engage in "pairs-trading", where each trade is long one company and short a similar company. Fundamental equity arbitrage funds may also seek to construct diversified portfolios of long and short positions to mitigate exposure to risk factors including those common to the market as a whole, those common to a sector of the market and those particular to a company due to its capital structure. Fundamental equity arbitrage funds generally seek to have relatively low correlation to major market indices.

4. Fixed-Income Arbitrage: Investment Fund pursuing fixed-income arbitrage strategies generally attempt to profit from anomalous price differences in fixed-income instruments and related derivatives. Fixed-income arbitrage funds often take arbitrage positions among similar bonds, among bonds of different maturities and among securities and related derivatives. Many fixed-income arbitrage funds attempt to mitigate exposure to the risk of changing interest rates, the risk of changing foreign exchange rates and the risk that a company may be unable or unwilling to pay its debts. One sub-strategy of fixed-income arbitrage is mortgage-backed securities arbitrage, which attempts to exploit inexpensive mortgage-backed securities and may attempt to hedge the associated risks using a variety of fixed-income securities and interest rate derivatives. Fixed-income arbitrage funds generally seek to have relatively low correlation to major market indices.

5. Corporate Event Arbitrage: Investment Funds pursuing corporate event arbitrage strategies generally make trades in connection with prospective corporate events or transactions such as mergers or acquisitions (known as merger or "risk" arbitrage), spin-offs, recapitalizations or asset sales. Corporate event arbitrageurs generally choose their investments based on their perception of the likelihood that the event or transaction will occur, the amount of time that the process will take and the probable value of the securities following the event or transaction. Corporate event arbitrage funds generally seek to have relatively low correlation to major market indices.

6. Options or Index Arbitrage: Investment Funds pursuing options arbitrage strategies generally seek to exploit pricing differences between similar options through inefficiencies in the market prices across various exchanges or through inefficiencies based on the reaction of stock price volatility to options pricing. For index arbitrage, the Underlying Manager evaluates the pricing differences between the futures market and the cash or physical markets. Usually, this strategy is implemented through long positions in the stock that underlie the index and short positions in the equity derivative security. Both options and index arbitrage funds generally seek to have a relatively low correlation to major market indices.

7. Distressed Securities Investing: Investment Funds pursuing distressed securities strategies generally invest in bank loans, trade claims, equity securities, debt securities or other securities of companies that are in financial distress, such as companies with unusually large amounts of debt, or already in default, such as companies in bankruptcy. The securities of companies in distressed or defaulted situations typically trade at substantial discounts due to a number of factors including difficulty in valuation, inadequate coverage in the financial news and inability of traditional investors to value their claims. Distressed securities funds typically take long positions, but may use various strategies involving hedged or short positions. Distressed securities funds generally seek to have relatively low correlation to major market indices.

8. Systematic Futures: Investment Funds pursuing systematic futures strategies generally invest in futures or forward contracts based on commodities or financial instruments using computerized trading models. The models are often based on trend-following or other technical systems to identify and recommend trades. Systematic futures funds generally seek to have a relatively low and sometimes negative correlation to broad equity indices.

Underlying Managers with which the Fund invests may use leverage. In addition, subject to the 300% "asset coverage requirement" of the 1940 Act, the Fund may borrow to invest in Investment Funds on a secured or unsecured basis, in connection with its investment activities, for cash management purposes, to fund repurchases or for other purposes.

The Fund currently intends to invest its assets primarily in Investment Funds. In addition, to facilitate the efficient investment of the Fund's assets, separate special purpose investment vehicles that would be managed by one or more Direct Allocation Underlying Managers may be created by the Fund. Generally, with respect to any such special purpose investment vehicles, the Fund would be the sole investor.

The Adviser will evaluate each Underlying Manager with a frequency deemed appropriate for the Underlying Manager's investment strategy and market conditions to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance and other investment selection criteria are satisfactory. The Fund's assets may be reallocated among Underlying Managers, and existing Underlying Managers may be terminated and additional Underlying Managers selected, subject to the condition that the retention of a Direct Allocation Underlying Manager will require approval of the Board of Directors and of a majority (as defined in the 1940
Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act. The termination of a Direct Allocation Underlying Manager will only require the approval of the Board of Directors. Each Underlying Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities and money market instruments, or may hold cash or cash equivalents in such amounts as the Underlying Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds, and thereafter from time to time, the Fund also may invest in these instruments.

The Fund does not intend to invest in Investment Funds sponsored or managed by the Adviser or any of their affiliates. The Fund may, however, do so in the future, subject to obtaining necessary regulatory relief.

Additional information about the types of investments that are expected to be made by the Underlying Managers, their investment practices and related risk factors is provided below. Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of Members.

Investment Process

The Adviser will apply a rigorous investment process. The selection of Underlying Managers will result from the methodologies, relationships, networks of practitioners and academics, and processes that have contributed to the past success of the senior professionals of the Adviser. No assurances can be given, however, that those levels of success will be achieved on behalf of the Fund. The sophisticated selection and allocation process used by the Adviser is highly complex and may fail to achieve its objectives for many reasons, including reasons not currently anticipated.

Investment Philosophy

The Adviser will seek to select Investment Funds that possess some advantage that sets them apart from other funds pursuing similar strategies. Such advantages may include superior market models, a team of talented and experienced investment professionals, or a strategy that is not easily replicated by competitors. Investments made for the Fund's investment portfolio will be subjected to a due diligence process that considers both quantitative and qualitative criteria. This process includes an evaluation of the fund's strategy, its ability to pursue such strategy and its effort to minimize undesirable risks. In addition, the Adviser will seek to assess the business operations of each Investment Fund.

Efficiency

The Fund's fund of hedge funds strategy seeks to significantly reduce an investor's need to select and manage individual hedge fund investments. The Adviser also expects that the Fund will have the scale necessary for administrative efficiency and access to Underlying Managers that typically require large commitments of assets and/or resources.

Portfolio Construction

The Adviser will use a combination of qualitative and quantitative due diligence, risk controls and monitoring and will seek to broadly diversify the Fund's portfolio. The Fund will generally seek to avoid classes of investments for which, in the view of the Adviser, markets are highly efficient, that are characterized by unpredictable episodes, or that have unfavorable downside risk, in each case in the opinion of the Adviser.

Identification of Underlying Managers

The Adviser will seek investment opportunities from its extensive network in the financial industry. New investment ideas on behalf of the Fund will be initially screened by the Adviser to meet criteria that are designed to narrow the universe to a selected number of potential Underlying Managers that are considered likely, in the opinion of the Adviser, to add value to the Fund's portfolio. Initial meetings and communications with a potential Underlying Manager typically will be held to gain a general understanding of the strategy and the skills and resources of the Underlying Manager in implementing the strategy. If the Adviser concludes that an opportunity is promising and may fit well with the Fund's portfolio, it will conduct additional reviews in an effort to understand fully key aspects of the investment.

Risk Analysis and Monitoring

Risk Considerations in the Design of Portfolios. In selecting Underlying Managers, the Adviser will seek a mix of investment strategies designed to enhance diversification and reduce risk. The Adviser will also seek to maintain relationships with multiple Underlying Managers among whom to vary allocations of the Fund's assets over time. Variation among investment strategies and Underlying Managers is designed to, among other things, lower the Fund's risk of unforeseen events.

Monitoring and Rebalancing. The Adviser will seek to monitor the returns and risks of the Fund's portfolio and the Investment Funds in which the Fund invests. A primary goal of the Adviser will be to determine periodically the degree to which Underlying Managers and Investment Funds are performing as expected and to identify and evaluate factors that might result in an increase or decrease in the allocation of the Fund's assets among those Underlying Managers and Investment Funds. The Adviser will aim to monitor the operation and performance of an Underlying Manager as often as the Adviser believes is appropriate in light of the strategy followed by the Underlying Manager and market conditions.


                     TYPES OF INVESTMENTS AND RELATED RISKS

General

Discussed below are the investments generally made by the Underlying Managers and the principal risks associated with those investments, which will, in turn, have an effect on the Fund. This is because the value of the Fund's total net assets fluctuate in response to fluctuations in the value of the Investment Funds in which it invests. To the extent that the portfolio of an Underlying Manager is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Underlying Manager is increased. An Underlying Manager's use of leverage is likely to cause the value of an Investment Fund it manages to appreciate or depreciate at a greater rate than if the Underlying Manager did not use leverage. Each individual trading strategy to which the Fund allocates capital will involve a different set of complex risks, not all of which are disclosed in this Private Placement Memorandum. The principal risks are described below.

Strategy Related Risks

Convertible Bond Arbitrage. The success of a convertible arbitrage strategy will depend on the Underlying Manager's ability to identify and profit from price discrepancies in the market, which involves uncertainty. No assurance can be given that an Underlying Manager will be able to identify attractive investment opportunities or profit from price discrepancies. A reduction in the pricing inefficiency of a target market will reduce the scope for such a strategy. Moreover, if perceived mispricings fail to materialize as expected, losses may be incurred.

The price of a convertible bond, like other bonds, moves inversely to changes in interest rates. Hence, rising interest rates may result in a loss on a position to the extent the equity attributable to the short position typically entered into by Underlying Managers following a convertible bond arbitrage strategy does not correspondingly depreciate in value. While Underlying Managers may seek to hedge interest rate risk, any residual rate risk would adversely affect their returns. The price of convertible bonds also moves in relation to the perceived credit quality of the issuer. Convertible securities will decline in value with a deterioration in the perceived credit quality of the issuer or a widening of credit spreads, and this decline in value may not be offset by gains on any corresponding short equity position.

Statistical Arbitrage. The success of a statistical arbitrage strategy is heavily dependent on the development and application of mathematical models used in seeking to exploit short-term and long-term relationships among stock prices and volatility. Models based on past data may not be predictive of future market movements and may be affected by changing market conditions. Furthermore, the effectiveness of a model is reduced if elements of it become commonly known among market participants, reducing the effectiveness of many models over time. In addition, statistical arbitrage strategies are less likely to generate significant profit opportunities in static rather than volatile markets.

Fundamental Equity Arbitrage. An equity arbitrage strategy requires both long and short positions, typically "matched" or otherwise related. To the extent an Underlying Manager is unable to maintain a balanced long-short portfolio because of trade execution delays, forced liquidations of short or leveraged positions due to losses or failure to correlate long and short positions, the strategy may not be successful. In addition, to the extent that long and short positions are not matched by industry sectors, a sector-wide but not market-wide price move may result in market, as opposed to stock selection, losses. Unusual company-specific events may also adversely affect expected price relationships, which may result in losses.

Fixed Income Arbitrage. Fixed income arbitrage strategies generally involve spreads between two or more positions. Unfavorable changes in spreads, which are difficult to predict, especially under volatile market conditions, can cause losses. Government policies, especially those of the Federal Reserve Board and foreign central banks, have profound effects on interest and exchange rates that, in turn, affect prices in areas of the investment and trading activities of fixed income arbitrage strategies. Many other unforeseeable events, including actions by various government agencies and domestic and international political events, may cause sharp market fluctuations. Investing in fixed income securities also may involve substantial credit (default) risks.

Corporate Event Arbitrage. Corporate event arbitrage strategies require the Underlying Managers to make predictions about (i) the likelihood that an event will occur, and (ii) the impact such event will have on the value of a company's securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Underlying Managers had anticipated, resulting in losses to the Investment Funds. In addition, a company may announce a plan of restructuring which the Underlying Managers expect to enhance its value and subsequently fail to implement it, resulting in losses to the Investment Funds. Event-driven investing is inherently speculative, and returns often fluctuate significantly over time.

Distressed Securities Investing. A distressed securities strategy typically involves investment in equity and debt securities of companies in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Such investments can result in substantial or at times total losses. Among the risks inherent in investments in troubled companies is the fact that it may be difficult to assess the true condition of such companies, resulting in sometimes abrupt and erratic price movements. Such investments also may be adversely affected by U.S. state and federal bankruptcy and lending laws. It may take a number of years for the market price of a distressed securities investments to reflect its true value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed, or will result in a distribution (whether in cash or securities) of lower than expected value.

Investment Related Risks

General Economic and Market Conditions. The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and liquidity of the Fund's investments. Unexpected volatility or liquidity could impair the Fund's profitability or result in its suffering losses.

Market Risk. Market risk is the risk of potential adverse changes to the value of financial instruments and their derivatives because of changes in market conditions like interest and currency-rate movements and volatility in commodity or security prices. Market risk also derives from the potential that the securities markets may not place the same value on a security or other financial instrument as does an Underlying Manager, or may not adjust such values in the time frame anticipated by the Underlying Manager. Each trading strategy utilized by the Underlying Managers, even one that is "market neutral" or "non-directional", involves some, and occasionally a significant degree of, market risk. The profitability of the Investment Funds, and, consequently, the Fund, depends, in part, upon the Underlying Managers correctly assessing future price movements of securities and other financial instruments. The Fund cannot assure any Member that the Adviser or Underlying Managers will accurately predict these price movements.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which an Investment Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

The Fund may take a position in Investment Funds that invest in the publicly traded and privately placed equity or other securities of companies in the information technology and Internet sectors. These investments are subject to inherent market risks and fluctuations as a result of company earnings, economic conditions and other factors beyond the control of the Adviser. The public equity markets have in the past experienced significant price volatility, especially in the technology sectors.

Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. Although the Adviser will attempt to moderate these risks, no assurance can be given that the Fund's investment activities will be successful or that Members will not suffer losses. Following below are some of the more significant risks associated with the Underlying Managers' styles of investing:

Equity Securities. Underlying Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Underlying Managers also may invest in depository receipts or shares relating to non-U.S. securities. See "Non-U.S. Securities". Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, and these fluctuations can be pronounced.

Bonds and Other Fixed Income Securities. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (that is, credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (that is, market risk).

Non-U.S. Securities. Underlying Managers may invest in securities of non-U.S. issuers and in depository receipts or shares, such as American Depository Receipts or American Depository Shares (referred to collectively as "ADRs"), which represent indirect interests in securities of non-U.S. issuers. Investments in non-U.S. securities are subject to risks generally viewed as not present in the United States. These risks include: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the lack of availability of financial information regarding a non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; less liquidity and more volatility in non-U.S. securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Moreover, governmental issuers of non-U.S. securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in non-U.S. countries typically also involves higher brokerage and custodial expenses than does investment in U.S. securities.

Non-Diversified Status. The Fund is a "non-diversified" investment company for purposes of the 1940 Act, which means that the Fund is subject to no percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer.

Leverage; Margin. Some or all of the Underlying Managers may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage", is speculative and involves certain risks. The Fund may also borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Interests or for temporary or emergency purposes. Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return on an Investment Fund if the Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Investment Funds.

Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in non-U.S. markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call", under which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund's assets, the Underlying Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Underlying Manager may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This requirement means that the value of the investment company's total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). This limit does not apply to Investment Funds that are not managed by a Direct Allocation Underlying Managers so that the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Interests may be great.

Short Sales. An Underlying Manager may attempt to limit an Investment Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Underlying Manager believes possess volatility characteristics similar to those being hedged. An Underlying Manager may also use short sales for non-hedging purposes to pursue its investment objectives if, in the

Underlying Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an Investment Fund's short position will be available for purchase.

An Investment Fund may make "short sales against-the-box", in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

Special Investment Instruments and Techniques. Underlying Managers may utilize a variety of special investment instruments and techniques described below to hedge the portfolios of the Investment Funds against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund's investment objective. The Adviser, on behalf of the Fund, may also use these special investment instruments and techniques for either hedging or non-hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. The Adviser, on behalf of the Fund, and some or all of the Underlying Managers, may invest in, or enter into, derivatives or derivatives transactions ("Derivatives"). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by an Investment Fund or the Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Investment Fund or the Fund as a whole. Derivatives permit an Underlying Manager or the Adviser to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of an Investment Fund or the Fund. The Adviser's use of derivatives may include total return swaps, options and futures designed to replicate the performance of a particular Investment Fund or to adjust market or risk exposure.

If an Underlying Manager causes an Investment Fund, or the Adviser causes the Fund, to invest in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Investment Fund or the Fund or result in a loss. An Investment Fund or the Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if the Underlying Manager or the Adviser is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security rather than allocating these assets to investments with potentially higher returns.

Futures and related options transactions by the Fund must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). As a general matter, the Adviser intends to conduct the operations of the Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the "Commodity Exchange Act"), in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund.

Call and Put Options on Securities Indices. The Adviser or the Underlying Managers may purchase and sell on behalf of the Fund or Investment Funds call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Fund or the Investment Funds. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indexes will be subject to the Adviser's or the Underlying Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are Derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. Most swap agreements entered into by the Fund or an Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis". Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund or the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's or the Investment Fund's risk of loss consists of the net amount of payments that the Fund or the Investment Fund contractually is entitled to receive.

Lending Portfolio Securities. Underlying Managers may cause Investment Funds to lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by an Underlying Manager may not exceed 33-1/3% of the value of an Investment Fund's total assets. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

Restricted and Illiquid Investments. Although the Adviser anticipates that most Investment Funds will invest primarily in publicly traded securities, they may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Underlying Manager may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell. For special purpose investment vehicles that are managed by a Direct Allocation Underlying Manager, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Directors. Underlying Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

The Fund's interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund's ability to liquidate an Interest and withdraw from an Investment Fund will likely be limited. The liquidity of these Investment Funds' interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

Counterparty Credit Risk. Many of the markets in which the Fund and the Investment Funds effect their transactions are "over-the-counter" or "interdealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent the Fund or an Investment Fund invests in swaps, Derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Fund or Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default.

Risks of Fund-of-Hedge Funds Structure

The Investment Funds may not be registered as investment companies under the 1940 Act. The Fund, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser will receive information from each Underlying Manager regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. An Underlying Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. The performance of the Fund depends on the success of the Adviser in selecting Investment Funds for investment by the Fund and the allocation and reallocation of Fund assets among those Investment Funds.

For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive timely information from the Underlying Managers. An Underlying Manager's delay in providing this information likely would delay the Fund's preparation of tax information for investors, which could require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Fund's annual report.

An investor in the Fund meeting the eligibility conditions imposed by the Underlying Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Underlying Managers. By investing in the Investment Funds indirectly through the Fund, an investor bears a portion of the Adviser's Management Fee and Performance Fee and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, incentive allocations and other expenses borne by the Fund as an investor in the Investment Funds.

Each Underlying Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Underlying Managers and the Fund generally. As a result, an Underlying Manager with positive performance may receive compensation from the Fund, and indirectly from Members, even if the Fund's overall returns are negative. Investment decisions of the Investment Funds are made by the Underlying Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Investment Fund. Transactions of this sort could result in the Fund's directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Fund may make additional investments in or withdrawals from Investment Funds only at certain times according to limitations set forth in the governing documents of the Investment Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities or money market funds.

Investment Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Fund to dispose of these securities in a manner that is in the best interests of the Fund. The Fund may not be able to withdraw from an Investment Fund except at certain designated times, limiting the ability of the Adviser to withdraw assets from an Underlying Manager that may have poor performance or for other reasons.

The Fund may agree to indemnify certain of the Investment Funds and their Underlying Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.

Other risks associated with the Fund's fund-of-hedge funds investment approach include:

          o Valuation. The Fund will value its investments in Investment Funds not managed by Direct Allocation Underlying Managers at fair value in accordance with procedures established by the Board of Directors. Under these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. Valuations provided by the Underlying Managers generally will be conclusive with respect to the Fund, even though an Underlying Manager may face a conflict of interest in valuing the Investment Fund, as their value will affect the Underlying Manager's compensation. In addition, the net asset values or other valuation information received by the Adviser from the Investment Funds will typically be "estimated" only, subject to revision through the end of each Investment Fund's annual audit. Revisions to the gain and loss calculations of each Investment Fund will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final as to an Investment Fund until its annual audit is completed. Such revisions at the Investment Fund level, however, will not affect the Fund's previously determined net asset value and will not, for example, affect the value of Interests repurchased by the Company or purchased by investors prior to any such revision. Rather, adjustment to the Fund's net asset value will be made only after the relevant revision at the Underlying Fund level, and any such subsequently adjusted valuation will be entirely for the benefit of the holders of the outstanding Interests of the Fund and to the detriment of Members who previously had their Interests repurchased at a net asset value lower than the adjusted amount. New Members will be affected in a similar way, because the same principles apply to the purchase of Interests. See "CAPITAL ACCOUNTS AND ALLOCATIONS - Net Asset Valuation."

          o Dilution. If an Underlying Manager limits the amount of capital that may be contributed to an Investment Fund from the Fund, or if the Fund declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for the Fund from the Investment Fund.

          o Investments in Non-Voting Stock. Investment Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of the Investment Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may need to hold its interest in an Investment Fund in non-voting form. Additionally, for regulatory reasons, the Fund may need to limit the amount of voting securities it holds in any particular Investment Fund, and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. To the extent the Fund holds non-voting securities of an Investment Fund, it will not be able to vote on matters that require the approval of the investors in the Investment Fund. This restriction could diminish the influence of the Fund in an Investment Fund and adversely affect its investment in the Investment Fund, which could result in unpredictable and potentially adverse effects on Members.

          o Lack of Operating History. An Investment Fund, or an Underlying Manager, may be a recently formed entity and may have little operating history upon which the Adviser can evaluate its performance.

                                   OTHER RISKS

Investing in the Fund will involve risks other than those associated with investments made by Investment Funds including those described below:

Performance Fee. Many Underlying Managers will receive an incentive allocation generally of 10% to 20% of net profits of each Investment Fund that it manages. The Adviser may also receive a Performance Fee if, in any given calendar quarter, net profits allocated to the Members exceed any applicable Loss Carryforward Amount. These incentives may create an incentive for the Underlying Managers or the Adviser to make investments that are riskier or more speculative than those that might have been made in their absence. In addition, the Performance Fee will be calculated on a basis that includes realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains. See "FEES AND EXPENSES - Performance Fee".

Liquidity Risks. Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Interests from time to time, a Member may not be able to liquidate an Interest for up to one year from the initial Closing Date. The Adviser expects that it will recommend to the Board of Directors that the Fund offer to repurchase Interests from Members on December 31, 2003, and, after that date, semi-annually, effective at the end of June and December. No assurances can be given that these repurchases will occur.

Repurchase Risks. With respect to any future repurchase offer, Members tendering an Interest, or a portion of an Interest for repurchase will be asked to give written notice of their intent to so tender by a date specified in the notice describing the terms of the repurchase offer (the "Notification Date"). The Notification Date generally will be 60 days prior to the date that the Interests to be repurchased are valued by the Fund (the "Valuation Date"). Members will be permitted to tender their Interests with respect to any repurchase offer until 30 days prior to the Valuation Date (the "Expiration Date"). The Adviser expects that it will not recommend repurchase of greater than 5-25% of outstanding Interests at any single Valuation Date, with tenders for greater amounts generally handled on a pro rata basis. Members that elect to tender an Interest, or a portion of an Interest, for repurchase will not know the price at which such Interest will be repurchased until the Valuation Date, which is 30 days after the Expiration Date. It is possible that during the time period between the Expiration Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Interests in the Fund. See "REDEMPTIONS, REPURCHASES AND TRANSFERS OF INTERESTS".

Potential Significant Effect of the Performance of a Limited Number of Investments. The Adviser expects that the Fund will participate in multiple investments. The Fund may, however, make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of portfolio companies. A change in the value of an Investment Fund or an investment held by an Investment Fund may have a significant adverse effect or the value of the Fund.

Tax Considerations; Distributions to Members and Payment of Tax Liability. The Fund intends not to make periodic distributions of its net income or gains, if any, to Members. A Member will be required each year nonetheless to pay applicable U.S. federal and state income taxes on its share of the Fund's taxable income, and will have to pay applicable taxes from other sources. The amount and timing of any distributions will be determined in the sole discretion of the Board of Directors. See "TAXATION" for a summary of certain significant U.S. federal income and other tax consequences that are relevant to an investment in the Fund.

Lack of Operating History. The Fund is a recently formed entity and has no operating history upon which investors can evaluate its performance. Notwithstanding that the Adviser has extensive experience managing investments and investment companies, and the personnel of the Adviser responsible for managing the Fund's investment portfolio have substantial experience in managing investments and private investment funds, the Adviser (as a newly-formed entity) has not previously advised an entity with an investment program identical to that which the Fund seeks to pursue. In addition, the past performance of the Adviser and the personnel of the Adviser provides no guarantee of future success.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Moreover, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Underlying Manager, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment funds sponsored, managed or advised by the Adviser or the Adviser and their affiliates may seek investment opportunities similar to those the Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. If those liabilities were to arise, the investing Investment Funds likely would suffer losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates or an Underlying Manager may come into possession of material, non-public information concerning an entity in which the Fund or Investment Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund or Investment Fund to buy or sell securities of that entity.

Recourse to the Fund's Assets. The Fund's assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Member Based on Certain Detrimental Effects. The Fund may, as determined by the Board of Directors, repurchase the Interest or portion of an Interest held by a Member or other person acquiring an Interest from or through a Member, or cause a Member to sell the Interest held by such Member to another person qualified to purchase an Interest, if:

          o the Interest or a portion of it has been transferred or has vested in any person other than by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of the Member;

          o ownership of the Interest by the Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion of any Interest under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal or regulatory consequences;

          o continued ownership of the Interest or portion of it by the Member or other person may be harmful or injurious to the business of the Fund; or

          o any of the representations and warranties made by the Member or other person in connection with the acquisition of the Interest or portion of the Interest was not true when made or has ceased to be true.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; No Market for Member Interests. No Member will be permitted to transfer its Interest without the consent of the Board of Directors. The transferability of Interests will be subject to certain restrictions contained in the LLC Agreement and will be affected by restrictions imposed under applicable securities laws. No market currently exists for Interests, and the Adviser contemplates that one will not develop. Although the Adviser expects to recommend to the Board of Directors that the Fund offer to repurchase Interests semi-annually, no assurances can be given that the Fund will do so. Consequently, Interests should only be acquired by investors able to commit their funds for an indefinite period of time.

                           LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Interests are not, and are not intended to be, a complete explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Private Placement Memorandum and the LLC Agreement and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the investment program of the Fund changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Private Placement Memorandum.

                      INVESTMENT POLICIES AND RESTRICTIONS

The investment objective of the Fund is fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities. The Fund has also adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or of more than 50% of the outstanding voting securities of the Fund, whichever is less.

In applying these investment restrictions and other policies described in the Private Placement Memorandum, the Fund will aggregate its investments and transactions with those of each special purpose investment vehicle, if any, that is advised by a Direct Allocation Underlying Manager, but will not aggregate its investments and transactions with those of the underlying Investment Funds that are not special purpose investment vehicles managed by Direct Allocation Underlying Managers. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated in the Private Placement Memorandum, will not constitute a deviation from the restriction or policy. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to pay expenses or fulfill repurchase requests. The Fund's fundamental investment restrictions are as follows:

     (1) The Fund will not invest 25% or more of the value of its total assets in the securities other than U.S. Government securities of issuers engaged in any single industry, measured at the time of the investment (for purposes of this restriction, the Fund's investments in Investment Funds which employ distinct strategies (e.g., convertible bond arbitrage, statistical arbitrage, fundamental equity arbitrage, fixed-income arbitrage, corporate event arbitrage, distressed securities investing or systematic futures) are not deemed to be an investment in a single industry).

     (2) The Fund will not issue senior securities representing stock except that, to the extent permitted by the 1940 Act, (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of "senior securities" representing indebtedness, and (b) the Fund may borrow money from banks for cash management purposes, temporary or emergency purposes or in connection with repurchases of, or tenders for, Interests.

     (3) The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

     (4) The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

     (5) The Fund will not purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

     (6) The Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

The Fund may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act.

                            MANAGEMENT OF THE COMPANY

The Company's Board of Directors has overall responsibility for monitoring and overseeing the investment program of the Fund and the Company's management and operation and has approved the investment program of the Fund. As used herein, the term "Director" is synonymous with the term "manager" within the meaning of the Delaware Limited Liability Company Act. The Board of Directors will monitor and oversee the business affairs of the Company, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company's business. The Board exercises the same powers, authority and responsibilities on behalf of the Company and the Fund as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company's business.

Although the Directors review policies regarding the management of the Company and review information regarding the investment program of the Fund in connection with quarterly meetings of the Board, they do not have an active role in supervising the Fund's ongoing operations. This means, for example, that the Directors do not select or approve the Underlying Managers or the Investment Funds. To the fullest extent allowed by applicable law including the 1940 Act, the LLC Agreement indemnifies the Directors for all costs, liabilities and expenses that they may experience as a result of their service as Directors.

The Directors, in their capacity as such, are not Members of the Company or of the Fund and, accordingly, each Director in his capacity as such has no liability as a Member. Directors will not contribute to the capital of the Fund in their capacity as Directors, but may subscribe for Interests, subject to the eligibility requirements described in this Private Placement Memorandum.

Directors may be removed in accordance with the LLC Agreement with or without cause by, if at a meeting, a vote of a majority of the Members or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

Directors and Officers

The Company's officers are appointed by the Directors and will oversee the management of the day-to-day operations of the Company and the Fund under the supervision of the Board of Directors. Two of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser or its affiliates. The other Directors are not affiliated with the Adviser or its affiliates and are not "interested persons" as defined under Section 2(a)(19) of the 1940 Act (the "Independent Directors"). A list of the Directors and officers of the Company and a brief statement of their present positions and principal occupations during the past five years are set out below.

The address for each Director and officer in his or her capacity as such is 55 Old Post Road, #2, Greenwich, Connecticut 06830. The term of office for each Director and officer is indefinite.

INDEPENDENT DIRECTORS


                                                       PRINCIPAL           NUMBER OF         OTHER
NAME             POSITION(S)                           OCCUPATION(S)       PORTFOLIOS        DIRECTORSHIPS
AND              HELD WITH         LENGTH OF           DURING PAST 5       OVERSEEN BY       HELD BY
AGE              THE COMPANY       TIME SERVED         YEARS               DIRECTOR          DIRECTOR
--------------   --------------    -----------         -------------       -----------       -------------

[__________]     Director                                                  One

[__________]     Director                                                  One

[__________]     Director                                                  One


INTERESTED DIRECTORS

                                                       PRINCIPAL           NUMBER OF         OTHER
NAME             POSITION(S)                           OCCUPATION(S)       PORTFOLIOS        DIRECTORSHIPS
AND              HELD WITH         LENGTH OF           DURING PAST 5       OVERSEEN BY       HELD BY
AGE              THE COMPANY       TIME SERVED         YEARS               DIRECTOR          DIRECTOR
--------------   --------------    -----------         -------------       -----------       -------------

Karl Barth         President and                                               One               None
                   Director

Stephen J. Lurito  Chief Financial                                             One               None
                   Officer and
                   Director


OFFICERS

NAME                    POSITION(S) HELD
AND                     WITH                     LENGTH OF TIME
AGE                     THE COMPANY              SERVED             PRINCIPAL OCCUPATION(S)DURING PAST 5 YEARS
---------------------   ----------------         ----------------   ------------------------------------------

Karl Barth              President and Director

Stephen J. Lurito       Chief Financial Officer
                        and Director

----------------------------------------------------------------------------------------------------------------------


Compensation

The following table shows information regarding the compensation expected to be received by the Independent Directors of the Company from all registered investment companies for which the Adviser or their affiliates serve as an investment adviser or general partner for the calendar year ending December 31, 2003. No compensation is paid by the Company to Directors who are "interested persons" of the Company or the Adviser.

COMPENSATION TABLE FOR CALENDAR YEAR ENDING DECEMBER 31, 2003


                                                                                                    TOTAL
                                                  PENSION OR RETIREMENT                             COMPENSATION
                                                  BENEFITS ACCRUED AS      ESTIMATED ANNUAL         FROM COMPANY AND
                       AGGREGATE COMPENSATION     PART OF COMPANY          BENEFITS UPON            FUND COMPLEX(3)
NAME OF DIRECTOR       FROM THE COMPANY(1)        EXPENSES(2)              RETIREMENT(2)            PAID TO DIRECTOR
----------------       ----------------------     ---------------------    -------------------      -----------------

INDEPENDENT
DIRECTORS

[      ]
 ------

[      ]
 ------

                                       21


[      ]
 ------


INTERESTED
DIRECTORS

Karl Barth

Stephen J. Lurito


------------------

(1) The Company is newly formed, and the amounts listed are estimated for the year 2003.

(2) The Company does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits from the Fund.

(3)  The Company is not part of a "Fund Complex."

The Independent Directors are each paid an annual retainer of $[ ] and a fee per meeting of the Board of Directors of $[ ], plus reasonable out-of-pocket expenses. Directors are reimbursed by the Company for their travel expenses related to Board meetings.

The Board of Directors has formed an Audit Committee currently composed of each of the three Independent Directors, the functions of which are: (1) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Company's service providers; (2) to oversee the quality and objectivity of the Company's financial statements and the independent audit of those statements; and (3) to act as a liaison between the Company's independent auditors and the Board of Directors.

The Board of Directors has formed a Nominating and Compensation Committee currently composed of each of the three Independent Directors, the functions of which are: (1) to select and nominate to the Board of Directors each Independent Director and (2) to recommend to the Board of Directors any appropriate changes in compensation for each Independent Director. After the initial election of Directors, no Independent Director will be elected by the Board of Directors unless nominated by the Nominating and Compensation Committee. The Nominating and Compensation Committee does not consider proposals from Members in connection with proxy solicitations.

The Board of Directors has formed a Valuation Committee, currently composed of three Directors, whose function, subject to the oversight of the Board of Directors, is to review the Fund's valuation methodologies, valuation determinations and any relevant information provided to the Valuation Committee by the Adviser. The Valuation Committee will act in accordance with the Fund's valuation procedures.


                                   THE ADVISER

The Adviser was formed as a limited liability company under the laws of the State of Connecticut on September 16, 2002 and is registered as an investment adviser under the Advisers Act. The Adviser may also serve as an investment adviser of other registered U.S. investment companies and unregistered U.S. and non-U.S. private investment funds pursuing investment strategies similar to the Fund's investment strategy. The offices of the Adviser are located at 55 Old Post Road, #2, Greenwich, Connecticut 08630.

The Adviser has the responsibility to manage the operations of the Fund, subject to the ultimate supervision of, and any policies established by, the Board of Directors. Under the terms of an investment advisory agreement with the Company ("Investment Advisory Agreement"), the Adviser is responsible, subject to the supervision of the Board of Directors, for formulating a continuing investment program for the Fund. The Adviser's responsibilities include: (a) to continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in this

Private Placement Memorandum and as may be adopted from time to time by the Fund and applicable laws and regulations; (b) to determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; (c) to supervise and evaluate any subadviser (previously defined as a Direct Allocation Underlying Manager) retained by the Fund; and (d) to take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Adviser shall deem necessary or appropriate.

The Investment Advisory Agreement is terminable without penalty by the Fund on not less than 60 days' prior written notice by the Board of Directors, or by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, or by the Adviser, also upon not less than 60 days' prior written notice. The initial term of the Investment Advisory Agreement expires on January 1, 2005 and may be continued in effect from year to year after expiration of its initial term if its continuance is approved annually by either the Board of Directors or the vote of a majority (as defined by the 1940
Act) of the outstanding voting securities of the Fund so long as, in either case, the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on approval. The Investment Advisory Agreement provides that it will terminate automatically in the event of its "assignment", as defined by the 1940 Act and the rules under the Act.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any principal, partner, director, officer, member or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Adviser, or any principal, partner, director, officer, member or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's bad faith or gross negligence.

The Investment Advisory Agreement does not prevent the Adviser from serving as an investment adviser of other registered and unregistered private investment companies.

Approval of Investment Advisory Agreement

In determining whether to approve the Investment Advisory Agreement, the Board of Directors requests and evaluates information provided by the Adviser, in accordance with Section 15(c) of the 1940 Act. At its meeting in December 2002, the Board considered a number of factors in reviewing and recommending approval of the Investment Advisory Agreement, including the nature and quality of the services to be provided to the Fund by the Adviser, the fees and expenses borne by the Fund, and the profitability of the relationship for the Adviser.

The Board reviewed the Fund's proposed advisory fees and total expenses in comparison with similar funds. The Board also reviewed the quality and depth of the Adviser's organization in general and of the investment professionals providing services to the Fund. The Board also considered information on, and an assessment of, the quality and performance of the Adviser. Additionally, the Board reviewed financial information regarding the Adviser.

Based on its review, the Board, including the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, concluded that the proposed advisory fees and other expenses of the Fund are fair, both absolutely and in comparison with those of comparable funds in the industry. The Board therefore concluded that approving the Investment Advisory Agreement with the Adviser was in the best interests of the Fund and its members.

Management Team

The portfolio management team of the Adviser (the "Management Team") contemplates an ongoing search for ideas, generated from travel, networking, academic research, the alternative manager community, prime brokers, conferences and other sources. The Management Team has access to portfolios chosen from numerous strategies and managers, and maintains a strong network within the alternative investment community as a result of its prior and ongoing experience. The Management Team has relationships with a large number of managers, including some of the most highly regarded alternative asset managers. The Management Team believes that, as a result of these relationships, the Fund should have access to a large number of Underlying Managers and Investment Funds from which to select.

The Management Team is composed of the following key personnel:

Karl Barth is the Chairman, President and a Managing Director of the Adviser. Mr. Barth is a licensed Certified Public Accountant and a licensed attorney. From 1994 through 2002, Mr. Barth has been an attorney specializing in securities law.

Stephen J. Lurito is a Managing Director of the Adviser and the chairman of the Adviser's Investment Committee. Mr. Lurito is responsible for all portfolio allocation decisions of the Adviser, and supervises all aspects of the Adviser's activities. From 1999 through 2001, Mr. Lurito was the Head of U.S. Small Capitalization and Emerging Growth Equities at Credit Suisse Asset Management
(CSAM), where he was responsible for investment portfolios of more than $8 billion. Prior to CSAM's acquisition of Warburg Pincus Asset Management (WPAM) in 1999, Mr. Lurito served as Co-Chief Investment Officer of WPAM, where he was responsible for all of that firm's investment operations ($20+ billion) from 1998 through the date of the acquisition. Mr. Lurito was employed at WPAM from 1987 through 1999. From 1985 to 1987, Mr. Lurito was a Research Analyst at Sanford C. Bernstein & Co., Inc. Mr. Lurito is a Magna Cum Laude graduate of the University of Virginia, and received a Masters in Business Administration from the Wharton School of Finance at the University of Pennsylvania.

Steven C. Mitchell is a Managing Director of the Adviser. Mr. Mitchell is an attorney specializing in advising large pension funds regarding securities law issues. He was formerly an assistant United States Attorney for the District of Arizona and former Chief Counsel of the Trial Bureau for the Office of the Arizona Attorney General.

                                     VOTING

Each Member has the right to cast a number of votes based on the value of the Member's capital account at a meeting of Members called by the Board of Directors or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Directors, approval of the Investment Advisory Agreement, and on certain other matters. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                  ADMINISTRATOR

The Fund has retained ________ to serve as the Administrator and to provide certain administrative, accounting and investor services to the Fund.

Under the terms of an administration agreement entered into between the Fund and the Administrator (the "Administration Agreement"), the Administrator is responsible, directly or through its agents, for, among other things: (1) maintaining a list of Members and generally performing all actions related to the issuance, repurchase and transfer of Interests, if any; (2) reviewing and, subject to approval by the Board, accepting subscriptions for Interests and accepting payment for the Interests; (3) computing and disseminating the net asset value of the Fund in accordance with the LLC Agreement; (4) performing all acts related to the repurchase of Interests; (5) supervising the completion of, and furnishing, annual financial statements of the Fund, as well as monthly reports regarding the Fund's performance and net asset value, to Members; and
(6) performing agreed upon services necessary in connection with the administration of the Fund, including registrar and transfer agent functions, accounting and clerical services. The Administrator may retain third parties, including its affiliates or those of the Adviser, to perform some or all of these services. The Administration Agreement may be terminated at any time without penalty by either the Fund or the Administrator upon not less than 60 days' prior written notice.

The Administration Agreement provides that the Administrator will not be liable to the Fund or to Members for any and all liabilities or expenses except those arising out of the negligence or willful default of the Administrator or its delegates. In addition, under the Administration Agreement, the Fund will agree to indemnify the Administrator from and against any and all liabilities and expenses whatsoever out of the Administrator's actions under the Administration Agreement, other than liability and expense arising out of the Administrator's negligence or willful default.

                                    BROKERAGE

Each Underlying Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser expects that each Underlying Manager will generally select brokers and dealers to effect transactions on behalf of its Investment Fund substantially as described below, although the Adviser can give no assurance that an Underlying Manager (including a Direct Allocation Underlying Manager) will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Underlying Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. Subject to appropriate disclosure, however, Underlying Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Underlying Manager rather than its Investment Fund. The Adviser generally considers the broker selection process employed by an Underlying Manager in determining whether to invest in its Investment Fund. Each Underlying Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

Consistent with seeking best price and execution, an Underlying Manager may place brokerage orders with brokers (including affiliates of the Adviser and/or the Adviser) that may provide the Underlying Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Underlying Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Underlying Manager or its affiliates in providing services to clients other than an Investment Fund. In addition, not all of the supplemental information is used by the Underlying Manager in connection with an Investment Fund in which the Fund invests. Conversely, the information provided to the Underlying Manager by brokers and dealers through which other clients of the Underlying Manager and its affiliates effect securities transactions may be useful to the Underlying Manager in providing services to an Investment Fund. In accordance with provisions of the 1940 Act, an affiliate of the Adviser may effect brokerage transactions for an Investment Fund.

Section 28(e) of the Securities Exchange Act of 1934, as amended, specifically permits the use of soft dollar items in the manner described above. Soft dollar items other than the research-related services described above are, however, outside the Section 28(e) "safe harbor," as are "soft dollars" not generated through agency transactions in securities or with respect to certain types of derivatives transactions. The Underlying Managers may receive soft dollar items outside the Section 28(e) safe harbor.

                           CUSTODIAN AND ESCROW AGENT

__________ serves as the Custodian of the assets of the Fund, and may maintain custody of such assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Directors. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is ___________.

________ serves as Escrow Agent with respect to subscription monies received from prospective investors in advance of dates when Interests may be subscribed for and monies may be transmitted to the Fund. [________'s principal business address is _____________.]

                                FEES AND EXPENSES

General

The Adviser will bear all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Underlying Managers. The Adviser will also provide, or will arrange at their expense, for certain management services to be provided to the Fund that are not provided by the Administrator, the Custodian or other administrative service providers. Among those services are: providing office space and other support services, maintaining and preserving certain records and reviewing and arranging for payment of the Fund's expenses.

Management Fee

In partial consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser the Management Fee each month at the rate of 1/12 of 1.25% (1.25% on an annualized basis) of the Fund's net assets. The Management Fee will be an expense out of the Fund's assets, and will be reflected in each Member's capital account (including the capital accounts of the Adviser or any of their affiliates to the extent any of them holds a Member Interest) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account. Net assets for these purposes mean the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. The Management Fee will be computed based on the net assets of the Fund as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and will be due and payable in arrears within five business days after the end of the month.

The Adviser anticipates rebating a portion of its Management Fee out of its own resources and legitimate profits and in its sole discretion, to certain institutional investors. The Adviser also anticipates making rebates, out of its own resources and in its sole discretion, to certain officers and employees of the Fund, the Adviser and their affiliates.

Performance Fee

In partial consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser the Performance Fee each calendar quarter equal to 5% (calculated on an annualized basis) of the excess, if any, of the net profits allocated to each Member's capital account for the calendar quarter less any net losses so allocated for such calendar quarter, reduced, if necessary so that after giving effect to such reduction, such Member's capital account will have been allocated a preferred internal rate of return of 5% (calculated on an annualized basis) for such quarter (the "Hurdle Rate"). The Hurdle Rate is not cumulative and "resets" for each quarterly period at the beginning of the period. If a Performance Fee is made for a particular calendar quarter, the amount of that fee will be deducted from a Member's capital account in accordance with its investment percentage as of the end of that calendar quarter, and paid to the Adviser as of the last day of that calendar quarter. In the event of a repurchase (or transfer) of Interests, the Performance Fee amount will be deducted from the repurchase price (or transfer amount) as though such date of repurchase (or transfer) was the last day of a calendar quarter. Adjustments will also be made with respect to a Member's contributions (or distributions to a Member, if any) during the particular quarterly period.

If at the end of any calendar quarter net losses allocated to a Member's capital account exceed net profits so allocated, a "Loss Carryforward Amount" will be established for the capital account of that Member. A Loss Carryforward Amount established in respect of a particular quarter is aggregated with any still-existing Loss Carryforward Amounts established in prior calendar quarters, and no Performance Fee will be deducted from a Member's capital account until subsequent profits allocated to that account reduce such Member's Loss Carryforward Amount(s) to (but not below) zero. Any Loss Carryforward Amount attributable to a Member's capital account will be reduced on a proportional basis in respect of any repurchase by the Fund of a portion of a Member's Interest.

For purposes of calculating the Performance Fee, net gain is calculated after giving effect to all allocations to a Member's capital account, other than the Performance Fee, but before giving effect to any distributions and repurchases of Interests by the Fund, or deductions to the capital account to reflect any item not chargeable to all Members according to their investment percentages. Consequently, if a Performance Fee is paid to the Adviser for a given calendar quarter, it will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to each Member's capital account. The Performance Fee may create an incentive for the Adviser to make investments that are riskier or more speculative than those that might have been made in the absence of the Performance Fee. See "OTHER RISKS - Performance Fee".

Administrative Fees

In consideration of the administrative services provided by the Administrator to the Fund, the Fund will pay the Administrator a monthly administration fee at an annual rate of 0.15% (or 15 basis points) of the first $200 million of the Fund's net assets, 0.10% (or 10 basis points) of the Fund's net assets over $200 million through $400 million, and 0.05% (or 5 basis points) of the Fund's assets above $400 million. The Fund will also reimburse the Administrator's out-of-pocket expenses related to services provided to the Fund. The reimbursement of out-of-pocket expenses will be an expense out of the Fund's assets, and will be reflected in each Member's capital account (including the capital accounts of the Adviser and any of its affiliates that may participate as a Member) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account.

Organizational Expenses

The Fund's organizational expenses are estimated at $__________ and will initially be borne by the Adviser. The Adviser anticipates requesting reimbursement of these expenses from the Fund over sixty months. (However, should the Fund liquidate prior to full reimbursement to the Advisor of these costs, neither the Fund nor its Members will be liable for any such costs remaining.)

Operating Expenses

Except as explicitly allocated to the Adviser or other service providers, the Fund will bear all of its ordinary operating expenses, including:

          o all investment related expenses, including, but not limited to, fees paid directly or indirectly to Underlying Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Investment Funds (whether or not consummated), transfer taxes and premiums, taxes withheld on non-U.S. dividends, professional fees (including, without limitation, the expenses of consultants, accountants, auditors, attorneys and experts) and, in the event the Fund utilizes a Direct Allocation Underlying Manager, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

          o all costs and expenses associated with the establishment of special purpose investment vehicles (whether or not consummated) managed by Direct Allocation Underlying Managers;

          o all costs and expenses associated with tender offers relating to repurchases of Interests;

          o         any non-investment related interest expense;

          o attorneys' fees and disbursements associated with updating the Fund's Private Placement Memorandum and subscription documents (the "Offering Materials");

          o fees and disbursements of any attorneys and accountants engaged by the Fund, and expenses related to the annual audit and tax returns of the Fund;

          o fees paid and out-of-pocket expenses reimbursed to the Administrator, the Custodian and other administrative service providers;

          o         record keeping, custody and escrow fees and expenses;

          o the costs of errors and omissions, directors and officers liability insurance and a fidelity bond;

          o         the Management Fee;

          o the costs of preparing and mailing reports and other communications to Members;

          o all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund;

          o Fund organizational and registration expenses and any state or local limited liability company fees (to be borne initially by the Adviser and to be charged to the Fund over sixty months); and

          o         any extraordinary expenses.

The Adviser (or other service provider, if applicable) will be reimbursed by the Fund for any of the above expenses paid on behalf of the Fund.


                                 NET ASSET VALUE

The Company will compute the Fund's net asset value as of the last business day of each month within 10 business days of the last day of the month. In determining the Fund's net asset value, the Company will value the investments of the Fund as of such month-end.

The net asset value of the Fund will equal the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses. The Board of Directors has approved procedures pursuant to which the Fund's investments in Investment Funds are valued at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the value most recently reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser believes to be reasonably appropriate and otherwise consistent with industry standards. Although procedures approved by the Board of Directors provide that the Adviser will review the valuations provided by the Underlying Managers to the Investment Funds, neither the Adviser nor the Board of Directors will be able to confirm independently the accuracy of valuations provided by such Underlying Managers (which are unaudited).

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board of Directors will consider such information, and may conclude in certain circumstances that the information provided by the investment adviser of an Investment Fund does not represent the fair value of the Fund' interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Directors, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when an Investment Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in an Investment Fund's interests, the Fund may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board of Directors.

The valuations reported by the Underlying Managers to the Investment Funds, upon which the Company calculates the Fund's month-end net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by those Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Members who had their Interests repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Underlying Managers or revisions to net asset value of an Investment Fund adversely affect the Fund's net asset value, [the outstanding Interests of the Fund will be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the remaining Members of the Fund and to the detriment of Members who previously had their Interests repurchased at a net asset value lower than the adjusted amount. New Members may be affected in a similar way, because the same principles apply to the purchase of Interests.

The procedures approved by the Board of Directors provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Investment Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board of Directors, determines in good faith best reflects approximate fair value. The Board of Directors will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

If Direct Allocation Underlying Managers are engaged to manage a portion of the Fund' assets, or if the Fund holds any securities other than interests in Investment Funds, the Fund will generally value the portfolio securities of the Investment Funds managed by the Subadvisers or held by the Fund as follows:

          o U.S. exchange listed and NASDAQ traded equity securities (other than options) will be valued at their closing composite sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S.

                    securities exchange will be valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

          o Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board of Directors will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board of Directors to represent fair value.

          o If, in the view of the Adviser, the bid price of a listed option or debt security (or ask price, in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request a valuation committee, comprised, among others, of at least one Director, to instead adopt procedures to be used by the Adviser, if so delegated by the Board of Directors and in accordance with procedures adopted by the Board of Directors, to value the security at fair value, subject to the oversight of the valuation committee.

          o         All assets and liabilities initially expressed in non-U.S.
                    currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service compiled as of 12:00 noon, New York time. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the close of securities markets in the United States. Non-U.S. exchange rates are also determined prior to such close. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

          o Expenses of the Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund' net assets if the Board of Directors' or the Adviser's judgments regarding appropriate valuations should prove incorrect. Also, Underlying Managers to the Investment Funds generally will provide determinations of the net asset value of Investment Funds only on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently. Because the values assigned to one or more Investment Funds may be subject to later adjustment based on information not reasonably available at the time of the Fund's fair valuation, the Company's issuance or repurchase of Interests of the Fund at net asset value based on the fair value of its assets may have the effect of diluting or increasing the economic interest of existing Members, as well as those Members who purchased and/or had their Interests repurchased.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

The Fund will maintain a separate capital account for each Member (including the Adviser or any of their respective affiliates to the extent any of them contributes capital to the Fund as a Member). Each such capital account will have an opening balance equal to the Member's initial contribution to the capital of the Fund and will be increased by the sum of the amount of cash and the value of any securities contributed by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Interest, or portion of an Interest, held by the Member, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each of the Fund's fiscal periods. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of the Fund's business on the first to occur of the following: (1) the last day of a fiscal year of the Fund; (2) the last day of a taxable year of the Fund; (3) the day preceding any day on which a contribution to the capital of the Fund is made;
(4) any day on which the Fund repurchases any Interest of any Member; or (5) any day on which any amount is credited to or debited against the capital accounts of all Members in accordance with their "investment percentages". An "investment percentage" will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Allocation of Net Profits and Net Losses

Net profits or net losses of the Fund for each fiscal period (generally, a calendar month) will be allocated among and credited to or debited against the capital accounts of all Members at the end of the fiscal period in accordance with the Members' investment percentages for that period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses, before giving effect to any repurchases by the Fund of Interests or portions of Interests, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' investment percentages. The amount of net profits, if any, allocated to a Member may be reduced by the Member's share of the Performance Fee. Allocations for U.S. federal income tax purposes generally will be made among Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior calendar years. See "TAXATION - Tax Treatment of the Fund's Operations - Allocation of Gains and Losses".

Allocation of Special Items - Certain Withholding Taxes and Other Expenditures

Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts distributable at or after that time to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of the Member, assist the Member in applying for the refund.

Any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, will generally be charged to only those Members on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

Reserves

The Fund may cause appropriate reserves to be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserves are created, increased or decreased, except that, if the reserves, or any increase or decrease in them, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserves, increase, or decrease will instead be charged or credited to those investors who are Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

                              CONFLICTS OF INTEREST

Voting Rights in Private Funds. From time to time, sponsors of Investment Funds may seek the approval or consent of the investors in the Investment Funds in connection with certain matters. In such a case, in the event that the Adviser has purchased voting securities or has not contractually forgone its voting rights with respect to such securities, the Adviser will have the right to vote in its discretion the interest in the Investment Fund held by the Fund, on behalf of the Fund. The Adviser will consider only those matters it considers appropriate in taking action with respect to the approval or consent. Business relationships may exist between the Adviser and its affiliates, on the one hand, and the Underlying Managers and affiliates of the Investment Funds on the other hand, other than as a result of the Fund's investment in the Investment Funds. As a result of these existing business relationships, the Adviser may face a conflict of interest acting on behalf of the Fund and its Members. The Adviser shall, as far as possible, monitor any overlap in holdings by the Investment Funds to minimize the possibility of such conflicts. To the extent that such conflicts arise, the Adviser shall act in the best interests of the Fund and its Members, as determined by the Adviser in its sole discretion.

The Fund may, for regulatory reasons, limit the amount of voting securities it holds in any particular Investment Fund, and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. The Fund's lack of ability to vote may result in a decision for an Investment Fund that is adverse to the interests of the Members. In certain circumstances, the Fund also may waive voting rights or elect not to exercise them to resolve conflicts such as those referred to above.

Client Relationships. The Adviser and its affiliates have existing and potential relationships with a significant number of sponsors of Investment Funds, corporations and institutions. In providing services to its clients and the Fund, the Adviser may face conflicts of interest with respect to activities recommended to or performed for the clients, the Fund, the Members and/or the Investment Funds. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

Performance Fee. The existence of the Performance Fee may create an incentive for the Adviser to make more speculative investments for the Fund than it otherwise would make in the absence of such incentive compensation.

Diverse Membership; Relationships with Members. The Members are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Members may relate to or arise from, among other things, the nature of investments made by the Fund, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund's investments and other factors may result in different returns being realized by different Members. Conflicts of interest may arise in connection with decisions made by the Adviser, including decisions with respect to the nature or structuring of investments that may be more beneficial for one Member than for another Member, especially with respect to Members' individual tax situations.

In selecting Investment Funds for the Fund, the Adviser will consider the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any Member individually.

Related Funds. The personnel of the Adviser may provide advisory services to various other funds. Conflicts of interest may arise for the Adviser in connection with certain transactions involving investments by the Fund in Investment Funds and investments by other funds advised by the Adviser, or sponsored or managed by the Adviser, in the same Investment Funds. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Adviser. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Adviser or an affiliate may determine that an investment in an Investment Fund is appropriate for a particular client or for itself or its officers, directors, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Adviser or an affiliate, or their clients, has made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund's ability to invest in a particular Investment Fund.

Other Advisory Clients. The Adviser or its affiliates provide investment management services to other clients, and may do so regardless of whether the investment policies of those clients are similar to, or differ from, those of the Company or the Fund. In addition, the Adviser or its affiliates may give advice and take action in the performance of their duties to clients that may differ from advice given, or the timing and nature of action taken, with respect to the Fund. Neither the Adviser nor its affiliates will have any obligation to purchase or sell, or recommend for purchase or sale, for the account of the Fund any investment or other property that the Adviser or its affiliates may purchase or sell, or recommend for purchase or sale, for its own account or the account of any other client.

Management of the Fund. The Management Team and other employees of the Adviser or their affiliates will devote such time as the Adviser and its affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers and employees of the Adviser and its affiliates will also work on other projects (including other funds served by the Adviser and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

Underlying Managers. Set out below are practices in which Underlying Managers that are Direct Allocation Underlying Managers may follow. Although the Adviser anticipates that Underlying Managers that are not Direct Allocation Underlying Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Underlying Manager (including a Direct Allocation Underlying Manager) will adhere to, and comply with, its stated practices.

Participation in Investment Opportunities. The Adviser anticipates that each Underlying Manager will consider participation by the Fund or an Investment Fund in which the Fund participates in all appropriate investment opportunities that are also under consideration for investment by the Underlying Manager for Investment Funds and other accounts managed by the Underlying Managers, other than the Fund ("Underlying Manager Accounts"), that pursue investment programs similar to that of the Fund. Circumstances may arise, however, under which an Underlying Manager will cause its Underlying Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Underlying Manager will commit assets of the Fund or an Investment Fund. Circumstances may also arise under which an Underlying Manager will consider participation by its Underlying Manager Accounts in investment opportunities in which the Underlying Manager intends not to invest on behalf of the Fund or an Investment Fund, or vice versa.

Situations may occur when the Fund could be disadvantaged by investment activities conducted by the Underlying Manager for the Underlying Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Fund, or an Investment Fund in which the Fund participates and/or Underlying Manager Accounts (collectively "Co-Investors" and individually a "Co-Investor"), limiting the size of the Fund's or an

Investment Fund's position; (2) legal prohibitions on the Co-Investors' participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

Each Underlying Manager, and its principals, partners, directors, officers, members, employees and affiliates, may buy and sell securities or other investments for their own accounts and may face conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, members, employees and affiliates of the Underlying Manager that are the same, different from or made at different times than positions taken for the Fund or an Investment Fund.

Underlying Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser, or their affiliates. In addition, Underlying Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Underlying Manager accounts or the Fund.

Other Matters. An Underlying Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Underlying Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Underlying Manager determined it was appropriate for the Investment Fund to purchase and an Underlying Manager Account to sell, or the Investment Fund to sell and an Underlying Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Underlying Managers, or their affiliates, and the principals, partners, directors, officers, members or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made by the Adviser on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, members and employees of the Adviser or its affiliates that are the same, different from or made at different times from positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Adviser have adopted a joint code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors or advisers. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers, members or employees may give rise to conflicts of interest other than those described above.

                           SUBSCRIPTIONS FOR INTERESTS

Subscription Terms

The Fund intends to accept initial and additional subscriptions for Interests made after the Closing Date and the commencement of the Fund's investment operations as of the first business day of each calendar month. The Closing Date will be February 1, 2003, subject to extension by the Directors in their discretion for a period of up to 90 days. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription, although the Adviser may accept, in its sole discretion, a subscription prior to receipt of cleared funds. The investor must also submit a completed subscription agreement before the applicable subscription date, provided that such subscription agreement may require both earlier submission of the completed agreement and earlier receipt by the Fund of cleared funds. The Fund reserves the right to reject any subscription for Interests and the Adviser may, in its sole discretion, suspend subscriptions for Interests at any time and from time to time.

The minimum initial investment in the Fund from each investor is $1,000,000. The minimum additional investment in the Fund that will be accepted from existing Members is $500,000. The minimum initial and additional investments may be reduced by the Fund with respect to individual investors or classes of investors (for example, with respect to officers and employees of the Fund, the Adviser, Fund service providers or their affiliates). The Board of Directors may, in its discretion, cause the Fund to repurchase all of the Interests held by a Member if the Member's capital account balance in the Fund, as a result of repurchase or transfer requests by the Member, is less than $1,000,000.

Except as otherwise permitted by the Fund, initial and any additional contributions to the capital of the Fund by any Member must be made in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the discretion of the Adviser, the Fund has no intention at present of accepting contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

Each new Member must agree to be bound by all of the terms of the LLC Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is an "Eligible Investor" as described below and is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

Eligible Investors

Each prospective investor will be required to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act and a "qualified client" within the meaning of Rule 205-3 under the Advisers Act. Investors who are "accredited investors" as defined in Regulation D and "qualified clients" within the meaning of Rule 205-3 are referred to in this Private Placement Memorandum as "Eligible Investors." Existing Members subscribing for additional Interests will be required to qualify as "Eligible Investors" at the time of the additional subscription. The qualifications required to invest in the Fund will appear in a subscription agreement that must be completed by each prospective investor.

Anti-Money Laundering Procedures

To ensure compliance with statutory and other generally accepted principles relating to anti-money laundering regulations and policies, the Adviser and/or the Administrator may require verification of identity from any prospective investor in the Fund. Pending the provision of evidence satisfactory to the Adviser or the Administrator, as appropriate, admission of the relevant investor as a Member may be delayed at the discretion of the Adviser or the Administrator. If, within a reasonable period of time following a request of verification of identity, the Adviser or the Administrator, as appropriate, has not received evidence satisfactory to it as aforesaid, the Adviser or the Administrator may, at its discretion, refuse to admit the relevant investor as a Member, in which event any subscription monies received by the Fund will be returned without interest to the relevant investors.

               REDEMPTIONS, REPURCHASES AND TRANSFERS OF INTERESTS

No Right of Redemption

No Member or other person holding an Interest, or a portion of an Interest acquired from a Member, will have the right to require the Fund to redeem the Interests. No public market for Interests exists, and none will develop in the future. Consequently, Members will not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

Repurchases of Interests

The Fund may from time to time repurchase Interests from Members in accordance with written tenders by Members at those times and on terms and conditions as the Board of Directors may determine. In determining whether the Fund should offer to repurchase Interests from Members, the Board of Directors will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Directors that the Fund offer to repurchase Interests from Members on December 31, 2003. The Adviser expects that it will recommend to the Board of Directors that, after that date, the Fund offer to repurchase Interests from Members semi-annually, on each June 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In determining whether to accept such a recommendation, the Board of Directors will consider the following factors, among others:

          o whether any Members have requested to tender Interests or portions of Interests to the Fund;

          o         the liquidity of the Fund's assets;

          o the investment plans and working capital requirements of the Fund;

          o the relative economies of scale of the tenders with respect to the size of the Fund;

          o the history of the Fund in repurchasing Interests or portions of them;

          o the availability of information as to the value of the Fund's interests in the Investment Funds;

          o         the existing economic condition of the securities markets;
                    and

          o any anticipated tax consequences to the Fund of any proposed repurchases of Interests or portions of them.

The Fund will repurchase Interests or portions of them from Members pursuant to written tenders on terms and conditions that the Board of Directors determines to be fair to the Fund and to all Members or persons holding Interests acquired from Members, or to one or more classes of Members, as applicable. The value of a Member's Interest (or the portion of it) that is being repurchased will be equal to the value of the Member's capital account (or the portion of it being repurchased) as of the date of the repurchase, after giving effect to all allocations that are made as of that date. When the Board of Directors determines that the Fund will repurchase Interests or portions of them, notice will be provided to Members describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members deciding whether to tender their Interests or portions of them during the period that a repurchase offer is open may obtain the net asset value of their Interests by contacting the Adviser during the period.

Repurchases of Interests or portions of them from Members by the Fund may be paid, in the discretion of the Fund, in cash, or by the distribution of securities in-kind or partly in cash and partly in kind. The Fund, however, expects not to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions of them from Members. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis. The ability of the Fund to make an in-kind distribution of securities may be limited by restrictions imposed by the Investment Funds. In addition, Members' ability to liquidate any securities distributed in-kind may be restricted by resale limitations imposed by the Investment Funds, or by the issuers of securities in the case of in-kind distributions of securities of issuers held in directly managed accounts or special purposes investment vehicles. The Fund does not impose any charges in connection with repurchases of Interests or portions of Interests.

In light of liquidity constraints associated with the Fund's investments in Investment Funds and that the Fund may have to effect withdrawals from those Investment Funds to pay for Interests being repurchased, the Fund expects to employ the following repurchase procedures:

          o Interests or portions of them will be valued as of the date on which Interests are to be repurchased (the "Valuation Date"), which is generally expected to be June 30 or December 31, in amount no greater than 5-25% of outstanding Interests at each such date. A Member choosing to tender an Interest or a portion of an Interest for repurchase is asked to provide a non-binding notification to the Fund (the "Notification") by the date specified in the notice describing the terms of the offer, which generally will be 60 calendar days before the Valuation Date (the "Notification Date"), provided that the Notification shall become a binding offer of tender if not withdraw by the Member by written notice to the Fund prior to the 30th calendar day before Valuation Date (the "Expiration Date"). Members will be permitted to provide notice of their intention to tender their Interests with respect to any repurchase offer until the Expiration Date.

          o Promptly after the Notification Date, the Fund will establish the amount of Interests that it intends to accept for repurchase on the Valuation Date, based on the Notifications received by the Fund.

          o In the event that the amount of Interests tendered by Members as of the Expiration Date exceeds the amount of Interests specified in the Notifications, the Fund may in its sole discretion choose to accept for repurchase a lesser amount of the Interests than it intended to accept based on the information available as of the Notification Date. In such event, the Fund will repurchase the Interests tendered on a pro rata basis, disregarding fractions, according to the relative amounts of Interests tendered by each Member as of the Expiration Date.

          o Promptly after the Expiration Date, the Fund will give to each Member whose Interest or portion of an Interest has been accepted for repurchase a promissory note (the "Promissory Note") entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Interest or portion of Interest. The determination of the value of Interests as of the Valuation Date is subject to adjustment based upon the results of the next annual audit of the Fund's financial statements.

          o The Promissory Note will be non-interest bearing and non-transferable. Payment in respect of the Promissory Note (the "Initial Payment") will be made as of the later of (1) a period of within 30 days after the Valuation Date, or (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from the Investment Funds, which in certain circumstances may take a substantial period of time due to the possibility of limited liquidity of the Investment Funds.

          o Although the amounts required to be paid by the Fund under the Promissory Note will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The ability of the Fund to pay amounts due by in-kind distributions will in certain circumstances be impacted by restrictions on in-kind distributions to which the Investment Funds may be subject.

If modification of the Fund's repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Directors will adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Interests as would be available under the procedures described above.

Upon its acceptance of tendered Interests or portions of Interests for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) interests in Investment Funds that the Fund has requested be withdrawn (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Interests.

Payment for repurchased Interests and portions of Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund's investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Directors, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Interests and portions of Interests.

A Member tendering for repurchase only a portion of the Member's capital account will be required to maintain a capital account balance of at least $1,000,000 after giving effect to the repurchase. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Member so that the required minimum balance is maintained.

Mandatory Repurchase by the Fund

The LLC Agreement provides that the Fund may repurchase an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if: (i) ownership of the Interest by the Member or the person will cause the Fund to be in violation of certain laws; (ii) continued ownership of the Interest may adversely affect the Fund; or (iii) any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true.

Transfers of Interests

Except as otherwise described below, no person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. Interests or portions of Interests held by a Member may be transferred only:

          o by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of the Member; or

          o under certain limited circumstances, with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

                                    TAXATION

The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "IRS") or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor, except as noted below, has it obtained an opinion of counsel with respect to any of those matters.

The summary of the U.S. federal income tax treatment of the Fund set out below is based upon the Code, judicial decisions, Treasury Regulations (proposed and final) (the "Regulations") and administrative rulings in existence as of the date of this Private Placement Memorandum, all of which are subject to change, possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the

Fund. Nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as foreign persons, insurance companies, financial institutions and dealers. Each prospective Member should consult with its own tax advisor in order to fully understand the U.S. federal, state, local and non-U.S. income tax consequences of an investment in the Fund.

Entities exempt from U.S. federal income tax should, in addition to reviewing the discussions below, focus on those sections of this Private Placement Memorandum regarding liquidity and other financial matters to determine whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of the Fund's Operations

Classification of the Fund. Prior to commencement of operations, the Fund will receive an opinion of Shearman & Sterling, counsel to the Fund, substantially to the effect that based, on the Code and the Regulations, as in effect on the date of the opinion, as well as under relevant authority interpreting the Code and the Regulations, and certain representations of the Adviser, the Fund will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation. Shearman & Sterling also will provide the Fund with an opinion substantially to the effect that based upon, among other things, the restrictions on transferability of the Interests in the Fund and the limitations on any right to have the Interests repurchased by the Fund at the request of the Member, the anticipated operations of the Fund and certain representations of the Adviser, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent of such a market) and, therefore, that the Fund will not be treated as a "publicly traded partnership" taxable as a corporation.

The opinions of counsel to be received by the Fund are not binding on the IRS or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes (as a result of, for example, a successful challenge to the opinions by the IRS, changes in the Code or the Regulations or judicial interpretations of the Code or the Regulations, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of that income, other than in certain repurchases of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund. One consequence would be a significant reduction in the after-tax return to the Members. The balance of the discussion below is based on the assumption that the Fund will be treated as a partnership for U.S. federal income tax purposes. Unless otherwise indicated, references in the discussion to the tax consequences of the Fund's investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in an Investment Fund.

As an entity taxed as a partnership, the Fund itself is not subject to U.S. federal income tax. The Fund will file an annual partnership information return with the IRS that reports the results of its operations. Each Member will be required to take into account the Member's income tax return the Member's distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all items of ordinary income or loss. Each Member will be taxed on the Member's distributive share of the Fund's taxable income and gain regardless of whether the Member has received or will receive a distribution from the Fund. A Member may have taxable income for a taxable year for which it has incurred an economic loss with respect to its interest in the Fund.

Partnerships such as the Fund with 100 or more partners may elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items, and the handling of partnership audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the Members. If the Fund is eligible, the Adviser may elect to have such rules and procedures apply to the Fund if it believes that such election would be in the overall interest of the

Members. Once the election is made, it cannot be revoked without the consent of the IRS. No assurance can be given that, if the election is made, the anticipated benefits will be realized. In addition, the election could in some cases have an adverse effect on all or some of the Members.

Allocation of Gains and Losses. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period of the Fund is allocated among the Members and to their capital accounts without regard to the amount of income or loss recognized by the Fund for U.S. federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit recognized by the Fund for each taxable year generally are to be allocated for U.S. federal income tax purposes among the Members pursuant to the Regulations, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior taxable years.

Under the LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) or capital loss for U.S. federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds its U.S. federal income tax basis in its Interest, or such Member's U.S. federal income tax basis exceeds its capital account. No assurance can be given that, if the Adviser makes such a special allocation, the IRS will accept the allocation. If the allocation were successfully challenged by the IRS, the Fund's gains allocable to the remaining Members could be increased.

Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) if a partnership election has been made under Section 754 of the Code. Under the LLC Agreement, at the request of a Member, the Adviser, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the consent of the IRS. The effect of any such election may depend upon whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement an election, the Adviser currently does not intend to make an election.

The Adviser decides how to report the partnership items on the Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency. In light of the uncertainty and complexity of certain applicable U.S. tax laws, the IRS may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the IRS, the tax treatment of the Fund's income and deductions generally will be determined at the Fund level in a single proceeding rather than by individual audits of the Members. The Adviser will be the Fund's "Tax Matters Partner" and in that capacity will have the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Member

A Member receiving a cash liquidating distribution from the Fund, in connection with a complete or partial withdrawal from the Fund, including a repurchase of the Member's Interests, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by the Member and the Member's adjusted tax basis in its Interests. The capital gain or loss will be short-term or long-term, depending upon the Member's holding period for its Interests. A withdrawing Member will, however, recognize ordinary income to the extent the Member's allocable share of the Fund's "unrealized receivables" exceeds the Member's basis in the unrealized receivables (as determined under the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds the Member's adjusted tax basis in its Interests (except that the Member could recognize ordinary income nevertheless with respect to a reduction in its share of "unrealized receivables").

The Adviser may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent the Member's capital account would otherwise exceed the Member's adjusted tax basis in its Interests. The special allocation may result in the withdrawing Member's recognizing short-term capital gain or ordinary income instead of long-term capital gain during the tax year in which the Member receives its liquidating distribution upon withdrawal.

Distributions of Property. A Member's receipt of a distribution of property from a partnership is generally not taxable, except that a distribution consisting of marketable securities generally is recharacterized as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" and the recipient is an "eligible partner" within the meaning of the Code. The Adviser will determine at the appropriate time whether the Fund qualifies as an "investment partnership." If the Fund qualifies, and if a Member is an "eligible partner," which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

In General. The Fund expects that the Fund and the Investment Funds will act as traders or investors, and not as dealers, with respect to their respective securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts, whereas a dealer is a person who purchases securities for resale to customers rather than for investment or speculation. As noted above, unless otherwise indicated, references in the discussion to the tax consequences of the Fund's investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in an Investment Fund.

Gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. The Fund thus expects that its gains and losses from its securities transactions and the gains and losses from the Investment Funds typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund or an Investment Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. Special rules, however, apply to the characterization of capital gain realized with respect to certain regulated futures contracts, foreign currency forward contracts and certain options contracts that qualify as "Section 1256 Contracts," which are described below. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to certain other transactions may serve to alter the manner in which the Fund's or an Investment Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund or an Investment Fund.

The Fund may acquire a derivative position with respect to certain Investment Funds, which may be treated as constructive ownership of such Investment Funds. A constructive ownership transaction includes holding a long position under a notional principal contract or entering into a forward or futures contract with respect to certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets when the options have substantially equal strike prices and contemporaneous maturity dates. If the Fund has long-term capital gain from a "constructive ownership transaction," the amount of the gain that may be treated as long-term capital gain by the Fund is limited to the amount that the Fund would have recognized if it had been holding the financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, an interest charge is imposed with respect to any amount recharacterized as ordinary income at the rate applicable to the underpayment of tax for each year that the constructive ownership transaction was open.

The Fund may realize ordinary income from dividends with respect to shares of stock and accruals of interest on debt obligations. The Fund or an Investment Fund may hold debt obligations with "original issue discount," in which case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of those amounts may occur in a subsequent year. The Fund or an Investment Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount, or its share of such market discount in the case of an obligation held by an Investment Fund, that accrued during the period the debt obligation was held by the Fund or an Investment Fund. The Fund may realize ordinary income or loss with respect to its or an Investment Fund's investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivatives, such as the periodic payments from swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund or an Investment Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility.

Gain recognized by the Fund or an Investment Fund from certain "conversion transactions" will be treated as ordinary income. In such a transaction, substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. Included among conversion transactions specified in the Code and the Regulations are: (1) the holding of any property (whether or not actively traded) and entering into a contract to sell the property (or substantially identical property) at a price determined in accordance with the contract, but only if the property was acquired and the contract was entered into on a substantially contemporaneous basis, (2) certain straddles, (3) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain, or (4) any other transaction specified in Regulations.

Currency Transactions. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund (directly or through an Investment Fund) frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Gains or losses with respect to the Fund's investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. In particular, gains and losses of the Fund on the acquisition and disposition of foreign currency (for example, the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund collects the receivables or pays the liabilities may be treated as ordinary income or ordinary loss.

The Fund or an Investment Fund may enter into foreign currency forward contracts, foreign currency futures contracts and acquire put and call options on foreign currencies. If the Fund or an Investment Fund acquires foreign currency futures contracts or option contracts (not including those that are Section 1256 Contracts unless the Fund or the Investment Fund elects otherwise), or any foreign currency forward contracts, however, any gain or loss realized by the Fund with respect to the instruments will be ordinary, unless (1) the contract is a capital asset in the hands of the Fund or an Investment Fund and is not a part of a straddle transaction and (2) an election is made (by the close of the day on which the transaction is entered) to treat the gain or loss attributable to the contract as capital gain or loss. If those conditions are met, gain or loss recognized on the contract will be treated as capital gain or loss; if the contract is a Section 1256 Contract, Section 1256 of the Code will govern the character of any gain or loss recognized on the contract.

Section 1256 Contracts. The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain non-equity options contracts. Section 1256 Contracts held by the Fund or an Investment Fund at the end of a taxable year of the Fund or an Investment Fund will be treated for U.S.

federal income tax purposes as if they were sold by the Fund or an Investment Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund's obligations under the Contract), must be taken into account by the Fund in computing its taxable income for the year. If a Section 1256 Contract held by the Fund or an Investment Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on the sale will be adjusted to reflect the gain or loss previously taken into account under the mark to market rules.

Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains and losses. Gains and losses from certain foreign currency transactions, however, will be treated as ordinary income and losses unless certain conditions described under "Currency Transactions," above, are met. These gains and losses will be taxed under the general rules described above. If a noncorporate taxpayer incurs a net capital loss for a year, the portion of the loss, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. A loss carried back to a year by a noncorporate taxpayer may be deducted only to the extent (1) the loss does not exceed the net gain on Section 1256 Contracts for the year and (2) the allowance of the carry-back does not increase or produce a net operating loss for the year.

A "securities futures contract" is not treated as a Section 1256 Contract, except when it meets the definition of a "dealer securities futures contract." A "securities futures contract" is any security future as defined in Section 3(a)(55)(A) of the Securities Exchange Act of 1934, as amended, which generally provides that a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. The Code provides that any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is considered as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates. As a result, if the underlying security would be a capital asset in the taxpayer's hands, then gain or loss on the securities futures contract would be capital gain or loss. In general, capital gain or loss from the sale or exchange of a securities futures contract to sell property (that is, the short side of such a contract) will be treated as short-term capital gain or loss.

Any "dealer securities futures contract" is treated as a Section 1256 Contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in such contracts or options and (2) is traded on a qualified board or exchange.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Under certain Temporary Regulations, the Fund (and any Investment
Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily marking to market of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for U.S. federal income tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear, so no assurance can be given that a mixed straddle account election by the Fund or an Investment Fund will be accepted by the IRS.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's or an Investment Fund's hands. Except with respect to certain situations in which the property used to close a short sale has a long-term holding period on the date on which the short sale is entered into, gains on short sales generally will be short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund or an Investment Fund for more than one year. In addition, the holding period of "substantially identical property" held by the Fund or an Investment Fund may be suspended.

Gain or loss on a short sale will generally not be realized until the time at which the short sale is closed. If the Fund or an Investment Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, however, the Fund or an Investment Fund generally will recognize gain on the date it acquires the property as if the short sale position was closed on that date. If the Fund or an Investment Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund or the Investment Fund generally will recognize gain as if the appreciated financial position was sold at its fair market value on the date the Fund or the Investment Fund enters into the short sale. The consequences with respect to any other open appreciated financial position that is subject to these constructive sale rules will be determined as if such position was acquired on the date of the constructive sale.

Effect of Straddle Rules on Members' Securities Positions. The IRS may treat certain positions in securities held, directly or indirectly, by a Member and its indirect interest in similar securities held by the Fund or an Investment Fund as "straddles" for U.S. federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to the securities. The Fund will not generally be in a position to furnish to Members information regarding the securities positions of Investment Funds that would permit a Member to determine whether the Member's positions in securities held outside the Fund and the Member's indirect positions in securities held by Investment Funds should be treated as offsetting positions for purposes of the straddle rules.

Limitation on Deductibility of Interest and Short Sale Expenses. The Code limits the ability of noncorporate taxpayers to deduct "investment interest," which is interest on indebtedness that is properly allocable to property held for investment (including any amount allowable as a deduction in connection with personal property used in a short sale). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses treated as interest). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such gain at ordinary income tax rates.

The Fund's or an Investment Fund's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct interest or short sale expenses currently as a result of the application of the provisions described above would be entitled to carry forward such expenses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Fund. Potential investors should consult their own tax advisors with respect to the application of the investment interest limitation to their particular tax situation.

Deductibility of Fund Investment Expenditures by Noncorporate Members. Investment expenses including, for example, investment advisory fees of an individual, trust or estate are generally deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2002, $137,300 or $68,650 for a married person filing a separate return) to deduct these investment expenses. Under the Code, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such expenses (along with certain other itemized deductions) exceed the lesser of (1) 3% of the excess of the individual's adjusted gross income over the specified amount; or (2) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, these investment expenses are miscellaneous itemized deductions that are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

Under certain Temporary Regulations, the limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of the Fund. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of the Company (including the Management Fee, and any fee payable to a Portfolio Manager, to the extent these expenses are allocable to an Investment Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the Fund). The Fund intends to treat its expenses attributable to an Investment Fund that it determines is engaged in a trade or business within the meaning of the Code or to the trading activity of the Fund as not being subject to these limitations, although no assurance can be given that the IRS will agree with such treatment.

To the extent that the Adviser makes a rebate to a Member of a portion of the Management Fee, the rebate may be taxable to the Member although the deductibility of the Management Fee (including the rebated portion) may be limited as described in the second preceding paragraph.

The consequences of the Code's limitations on the deductibility of investment expenditures will vary depending upon the particular tax situation of each taxpayer. For that reason, noncorporate Members should consult their tax advisors with respect to the application of these limitations to their situations.

Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income that is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Under certain Temporary Regulations, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Fund. Income or loss attributable to the Fund's investment in a partnership engaged in a non-securities trade or business may, however, constitute passive activity income or loss.

"Phantom Income" from Fund Investments. Under various "anti-deferral" provisions of the Code (the "passive foreign investment company," "controlled foreign corporation" and "foreign personal holding company" provisions), investments, if any, by the Fund in certain foreign corporations may cause a Member to (1) recognize taxable income prior to the Fund's receipt of distributable proceeds,
(2) pay an interest charge on tax liability deemed as having been deferred, or
(3) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

Non-U.S. Taxes

Certain dividends and interest directly or indirectly received by the Fund from sources outside the U.S. may be subject to non-U.S. withholding taxes. In addition, the Fund or an Investment Fund may be subject to non-U.S. capital gains taxes to the extent they purchase and sell securities of non-U.S. issuers. Tax treaties between certain countries and the United States may reduce or eliminate such non-U.S. taxes. The Fund cannot predict in advance the rate of non-U.S. tax it will directly or indirectly pay, as the amount of the Fund's assets to be invested in various countries is not known at this time.

The Members will be informed by the Fund as to their proportionate share of the non-U.S. taxes paid by the Fund or an Investment Fund that they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes. A tax-exempt Member will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

Organizations that are otherwise exempt from U.S. federal income tax are nonetheless subject to taxation with respect to their "unrelated business taxable income" ("UBTI"). Except, as noted below, with respect to certain categories of exempt income, UBTI generally includes income or gain derived (either directly or through pass-through entities) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function.

UBTI generally does not include passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership (such as the Fund) in which it is a partner. This type of income is exempt, subject to the discussion of "unrelated debt financed income" below, even if it is realized from securities trading activity that constitutes a trade or business.

UBTI includes not only trade or business income or gain as described above, but also "unrelated debt-financed income." This latter type of income generally consists of (1) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year; and (2) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is acquisition indebtedness at any time during the twelve-month period ending with the date of the disposition.

The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the IRS that indicates that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and not resulting in UBTI. Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI. To the extent the Fund recognizes income in the form of dividends and interest from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of the income that will be treated as UBTI generally will be equal to the amount of the income times a fraction, the numerator of which is the "average acquisition indebtedness" incurred with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the taxable year.

To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the portion of the gain that will be treated as UBTI will be equal to the amount of the gain times a fraction, the numerator of which is the highest amount of the "acquisition indebtedness" with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the period such securities are held by the Fund during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property will be taken into account. In making such a determination, for instance, a portion of losses from debt-financed securities (determined in the manner described above for evaluating the portion of any gain that would be treated as UBTI) would offset gains treated as UBTI.

The calculation of the Fund's "unrelated debt-financed income" will be complex and will depend on the amount of leverage used by the Fund from time to time; the amount of leverage used by Investment Funds; and other UBTI generated by those Investment Funds. As a result of this complexity, the Fund cannot predict the percentage of its income and gains that will be treated as UBTI for a Member that is an exempt organization. An exempt organization's share of the income or gains of the Fund that is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless the losses are treated as attributable to an unrelated trade or business (such as, for example, losses from securities for which acquisition indebtedness is incurred), among other things.

To the extent that the Fund generates UBTI, the applicable U.S. federal tax rate for an exempt Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt Member. An exempt organization may be required to support, to the satisfaction of the IRS, the method used to calculate its UBTI. The Fund will report to a Member that is an exempt organization information as to the portion of its income and gains from the Fund for each year that will be treated as UBTI. The calculation of UBTI with respect to transactions entered into by the Fund is highly complex, and for that reason, no assurance can be given that the Fund's calculation of UBTI will be accepted by the IRS.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments that are not treated as UBTI. The possibility of realizing UBTI from its investment in the Fund generally should not, as a result, affect the tax-exempt status of an exempt organization. A charitable remainder trust will not be exempt from U.S. federal income tax under the Code for any year in which it has UBTI. In view of the potential for UBTI, the Fund is not a suitable investment for a charitable remainder trust. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Fund.

Certain Matters Relating to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to U.S. federal excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

Tax-exempt organizations that are private foundations, with certain exceptions, are subject to a 2% U.S. federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if a private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax. To avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with those assets. A private foundation's investment in the Fund would most likely be classified as a nonfunctionally related asset. A determination that an Interest is a nonfunctionally related asset could cause cash flow problems for a prospective Member that is a private foundation; as such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Interests. This requirement would, however, be less burdensome to a private foundation to the extent that the value of its Interests is not significant in relation to the value of other assets it holds.

In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. If a private foundation (either directly or together with a "disqualified person"), for example, acquires more than 20% of the capital interests or profits interests in the Fund, the private foundation may be considered to have "excess business holdings." In such a case, the foundation may be required to divest itself of its Interests in seeking to avoid the imposition of an excise tax. The excise tax will not apply, however, if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and the Regulations. The Adviser believes that the Fund will likely meet the 95% gross income test, although the Adviser can give no absolute assurance with respect to the matter.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, individual retirement accounts ("IRAs") and Keogh plans should consult their counsel as to the U.S. tax implications of investing in the Fund.

New Disclosure Regulations

Recently issued temporary Treasury regulations expand the circumstances under which certain transactions must be disclosed in a disclosure statement attached to a taxpayer's federal income tax return.

A copy of the disclosure statement must also be sent to the IRS Office of Tax Shelter Analysis. There are circumstances under which such disclosure by the Fund, an Investment Fund or a Member may be required. In particular, such disclosure by the Fund, an Investment Fund or a Member could be required, generally, if the Fund, an Investment Fund or a Member (i) incurs (or is reasonably expected to incur) in any taxable year (or a combination thereof) a loss (computed without regard to offsetting gain or other income or limitations) meeting certain monetary thresholds with respect to any "transaction" (including such losses resulting from the Fund's or an Investment Fund's investment or trading activities or from the repurchase of Interests by the Fund), or (ii) enters into any "transaction" where the treatment for federal income tax purposes of any item in any taxable year differs (or is reasonably expected to differ) by more than a certain monetary threshold on a gross basis from the treatment of such item for book purposes. In addition, certain "material advisors" may be required to keep a list of persons participating in the "transaction" (including the Members), which list must be furnished to the IRS upon written request.

Certain State and Local Taxation Matters

Prospective investors should consider, in addition to the U.S. federal income tax consequences described, potential state and local tax considerations in investing in the Fund.

State and local laws often differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Member is a resident. A partnership in which the Fund acquires an interest (i.e., an Investment Fund) may conduct business in a jurisdiction that will subject to tax a Member's share of the partnership's income from that business. A prospective Member should consult its tax advisor with respect to the availability of a credit for such tax in the jurisdiction in which the Member is a resident.

                              ERISA CONSIDERATIONS

ERISA and Section 4975 of the Code impose certain requirements on employee benefit plans (as defined in Section 3(3) of ERISA) and plans described in
Section 4975(e)(1) of the Code ("Plans"). ERISA imposes general and specific responsibilities on persons who are "fiduciaries" for purposes of ERISA with respect to a Plan that is subject to ERISA ("an ERISA Plan"), including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the "DOL"), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the plan's portfolio, taking into account whether the investment is designed reasonably to further the plan's purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio's composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the plan; and
(4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the plan's funding objectives.

Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with the fiduciary's responsibilities as set out in the DOL's regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches the fiduciary's responsibilities with regard to selecting an investment or an investment course of action for the plan, the fiduciary may be held personally liable for losses incurred by the plan as a result of the breach.

Because the Fund will register as an investment company under the 1940 Act, the underlying assets of the Fund would not be considered to be "plan assets" of Plans investing in the Fund for purposes of ERISA's fiduciary responsibility rules and the prohibited transaction rules of ERISA and the Code. For that reason, neither the Adviser, nor any of the Underlying Managers (including Direct Allocation Underlying Managers) will be fiduciaries with respect to ERISA Plans investing in the Fund.

The Board will require an ERISA Plan proposing to invest in the Fund to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund's investment objective, policies and strategies; and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

ERISA and the Code prohibit certain transactions between a Plan and persons who have certain specified relationships to such Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). Certain prospective Plan investors may currently maintain relationships with the Adviser, or the Underlying Managers, or with other entities that are affiliated with the Adviser, or the Underlying Managers. Each of the Adviser, , the Underlying Managers and their affiliates may be deemed to be a party in interest or disqualified person to any Plan to which it provides investment management, investment advisory or other services. Plan investors should consult with counsel to determine if an investment in the Fund is a transaction that is prohibited by ERISA or the Code. A Plan investing in the Fund will be required to make certain representations, including representations that the decision to invest in the Fund was made by a person that is independent of the Adviser, the Underlying Managers and their affiliates; that such person is duly authorized to make such investment decision; and that the Plan has not relied on any individualized advice or recommendation of the Adviser, an Underlying Manager or their affiliates, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Private Placement Memorandum, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

                     PRIVACY NOTICE FOR INDIVIDUAL INVESTORS

The Fund may collect or capture nonpublic information about Members from the following sources:

          o         Forms, such as the Fund's subscription documents;

          o         Oral conversations with the Fund's representatives;

          o         Member's transactions with the Fund;

          o Electronic sources such as the Adviser's web sites or e-mails; and

          o         Bank accounts used for transfers and wires.

The Fund does not disclose any nonpublic personal information about its Members or former Members to non-affiliated third parties without the Member's authorization, except as permitted by law or in response to inquiries from governmental authorities. The Fund restricts access to Members' personal and account information to those employees who need to know that information to provide products and services to Members. The Fund also may disclose that information to unaffiliated third parties (such as the transfer agent or brokers) only as permitted by law and only as needed for the Fund to provide agreed services to Members. The Fund maintains physical, electronic and procedural safeguards to guard nonpublic personal information.

               ADDITIONAL INFORMATION REGARDING THE LLC AGREEMENT

Amendment of the LLC Agreement

The LLC Agreement may generally be amended, in whole or in part, with the approval of the Board of Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. Certain amendments to the LLC Agreement involving capital accounts and allocations to those accounts may not be made without the written consent of any Member adversely affected by the amendments or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Directors) to tender its entire Interest for repurchase by the Fund.

Power of Attorney

In subscribing for an Interest, an investor will appoint the Board of Directors as its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. This power of attorney, which will be contained in an investor's subscription agreement, is a special power-of-attorney and is coupled with an interest in favor of the Board of Directors and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Member of all or any portion of the Member's Interest, except that when the transferee of the Interest or a portion of the Interest has been approved by the Board of Directors for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise, the power of attorney given by the transferor will terminate.

                        TERM, DISSOLUTION AND LIQUIDATION

The Fund will be dissolved upon the affirmative vote to dissolve the Fund by:
(1) the Board of Directors; or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members. The Fund will also be dissolved as required by operation of law.

Upon the occurrence of any event of dissolution, the Board of Directors or the Adviser, acting as the liquidator under appointment by the Board of Directors (or another liquidator, if the Board of Directors does not appoint the Adviser to act as the liquidator or the Adviser is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described above under the caption "CAPITAL ACCOUNTS AND ALLOCATIONS - Allocation of Net Profits and Net Losses".

Upon the liquidation of the Fund, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund (other than debts of Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a proportionate basis if the Board of Directors or the liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

                               REPORTS TO MEMBERS

The Fund will furnish to Members as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. An Underlying Manager's delay, however, in providing this information could delay the Fund's preparation of tax information for investors, which might require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Fund's annual report. The Fund anticipates sending to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. Members also will be sent reports regarding the Fund's operations each month.

                                   FISCAL YEAR

For accounting purposes, the Fund's fiscal year is the 12-month period ending on December 31. The first fiscal year of the Fund will commence on the Closing Date and will end on December 31, 2003. The 12-month period ending December 31 of each year will be the taxable year of the Fund.

                          ACCOUNTANTS AND LEGAL COUNSEL

The Board of Directors has selected [        ] as the independent public
accountants of the Fund. [          ] principal business address is located at
[       ]. Shearman & Sterling, New York, New York serves as legal counsel to the Fund, the Adviser and their affiliates with respect to the Fund.


                                    INQUIRIES

Inquiries concerning the Fund and Interests (including information concerning subscription and withdrawal procedures) should be directed to Customer Service at [ ].

                                                                     APPENDIX A

[LLC Agreement to be included.]

                           PART C - OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements

    As Registrant has no assets, financial statements are omitted.

(2) Exhibits

(2)(a)(1) Certificate of Formation of Limited Liability Company, filed herewith.

(2)(a)(2) Limited Liability Company Agreement.*

(2)(b) Not Applicable.

(2)(c) Not Applicable.

(2)(d) See Item 24(2)(a)(2).

(2)(e) Not Applicable.

(2)(f) Not Applicable.

(2)(g) Form of Investment Advisory Agreement.*

(2)(h) Not Applicable.

(2)(i) Not Applicable.

(2)(j) Form of Custodian Agreement.*

(2)(k)(1) Form of Administrative Services Agreement.*

(2)(k)(2) Form of Escrow Agreement.*

(2)(l) Not Applicable.

(2)(m) Not Applicable.

(2)(n) Not Applicable.

(2)(o) Not Applicable.

(2)(p) Not Applicable.

(2)(q) Not Applicable.

(2)(r) Code of Ethics of the Company and the Adviser.*

-------------------

* To be filed by amendment.

ITEM 25.  MARKETING ARRANGEMENTS

Not Applicable.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

All figures are estimates:

     ----------------------------------------------------------

     Blue Sky Fees and Expenses

     (including fees of counsel).........      $[           ]

     ----------------------------------------------------------

     Accounting fees and expenses........      $[           ]

     ----------------------------------------------------------

     Legal fees and expenses.............      $[           ]

     ----------------------------------------------------------

     Printing and engraving..............      $[           ]

     ----------------------------------------------------------

     Offering Expenses....................     $[           ]

     ----------------------------------------------------------

     Miscellaneous........................     $[           ]

     ----------------------------------------------------------

     Total................................     $[           ]

     ----------------------------------------------------------

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

After completion of the offering of Interests, Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by MBL Capital Advisors, LLC (the "Adviser"), the investment adviser to the Registrant. Information regarding the Adviser is set forth in its Form ADV, as filed with the Securities and
Exchange Commission (SEC File No. [       ]). The Adviser was formed under the
laws of the State of Connecticut on September 16, 2002.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

Title of Class:  Limited Liability Company Interests

Number of Record Holders: The Registrant anticipates that as the result of the initial offering of Interests there will be more than 100 record holders of such Interests.

ITEM 29.  INDEMNIFICATION

Reference is made to Section __ of Registrant's Form of LLC Agreement (the "LLC Agreement") included in the Fund's Private Placement Memorandum as Appendix A. Registrant hereby undertakes that it will apply the indemnification provision of the LLC Agreement in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange

Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

The Registrant, in conjunction with the Adviser and Registrant's Board of Directors, maintains insurance on behalf of any person who is or was an Independent Director, officer, employee, or agent of the Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two calendar years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Registrant's Private Placement Memorandum in the section entitled "THE ADVISER". Additional Information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [ ]), and is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains certain required accounting related and financial books and records of Registrant at [Address]. The other required books and records are maintained by the Adviser at [Address].

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  UNDERTAKINGS

Not applicable.

FORM N-2

Flagstaff Funds LLC

SIGNATURES

Pursuant to the requirements of the 1940 Act, the Registrant has caused the Registration Statement containing this Private Placement Memorandum to be signed on its behalf by the undersigned duly authorized person, in Greenwich, Connecticut, on the 27th day of December, 2002.

Flagstaff Funds LLC

By:     /s/   Karl Barth
    ------------------------------------------------
    Name:     Karl P. Barth
    Title:    Authorized Person